UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2018

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.rationalmf.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

January 31, 2019

Rational Dividend Capture Fund

Dear Fellow Shareholders,

The Rational Dividend Capture Fund (the “Fund”) seeks total return on investment, with dividend income an important component of that return. The Fund focuses on high dividend paying stocks that also are attractively valued to provide an attractive return over a full market cycle. We define a full market cycle as both a bear market and a bull market. It is expected that this strategy will underperform when such sectors like technology are very strong but outperform when the more aggressive sectors of the market are weak. The dividend yield provides a nice consistent stream of income and stability to the long-term returns. An appropriate benchmark for this strategy is not a simple question, it has characteristics of both an equity portfolio but also the yield more resembling the bond market historically. Many of the higher yielding sectors of the market had very negative returns in 2018, such as the energy sectors and telecommunications. Business Development Companies and REITs also underperformed significantly. Lastly, value-oriented stocks also significantly underperformed growth stocks, and in fact have done so four of the last five years. The value stocks and yield oriented stocks are very attractive on a historical basis relative to the market and, in particular, the growth and momentum sectors. We were able to take advantage of the market downturn last year purchasing many high-quality undervalued dividend paying stocks. As a result, the fund currently has a very attractive dividend yield. We are confident in the long-term potential of the Fund and strategy, particularly relative to more aggressive types of investments given where the markets are versus their long-term norms.

Investment Strategy

The Fund normally invests at least 80% of its net assets in dividend paying stocks, including preferred stocks and real estate investment trusts (“REITs”).

The Fund uses a value approach to identify attractive, dividend paying stocks. The discipline focuses on cash flows and earnings of companies, their growth rate, and the valuation of their stock prices. As an example, the manager likes to buy REITs below their real estate value or operating companies below their intrinsic value, to gain from the appreciation of the stock overtime while collecting an attractive dividend yield. Stocks are sold when the fundamentals deteriorate; become too highly valued; or when there may be a better alternative including cash.

As part of the investment process, the Fund invests in both preferred stocks and common stocks.

Fund Performance

The Rational Dividend Capture Fund underperformed its S&P 500 Total Return Index benchmark in 2018. The fund performed in line or better in two quarters and underperformed in two quarters. During the third quarter of 2018, technology and momentum stocks were very strong, however, many of these stocks do not meet our discipline, and as a result, we did not have a significant weighting in technology. As we mentioned, the sectors the fund invests in to get an attractive dividend yield and long-term appreciation performed poorly in 2018. What typically happens in the late stage of a market cycle is momentum and speculative stocks perform very strongly and the value and income stocks lag considerably relative to the market. This is what happened again in 2018, although it seems the stocks the fund invests in seemed to be starting to improve on a relative basis at different times during the worse parts of the market’s decline in 2018. It is the expectation of management that the volatility of the markets is going to continue in 2019, and that having an attractive dividend yield and a cash reserve will help cushion the potential downside. Additionally, the cash can be invested opportunistically. As global economic growth slows, and central banks become less accommodative, equity markets are likely to start to become more normal. In that environment, the Blue Chip and dividend-oriented stocks in the Fund could perform very well on a relative basis.

The Fund’s total annualized returns through 12/31/18 as compared to the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	5 Years	10 Years	(03/01/2001)
Class A	-12.22%	-0.84%	6.76%	4.48%
Class I	-11.96%	-0.58%	7.04%	4.74%
Class A with Sales Charge	-16.39%	-1.81%	6.24%	4.20%
S&P 500 Total Return Index (1)	-4.38%	8.49%	13.12%	6.11%
S&P 500 Value TR Index (2)	-8.95%	6.06%	11.21%	5.30%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

Given the market downturn in 2018, we are pleased to see attractive valuations for some of the securities that fit our investment criteria of low price to earnings multiples and attractive dividends. We are confident in the long-term success of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Rational Dividend Capture Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Patrick Adams and Rick Garcia

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Dividend Capture Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings.

4227-NLD-2/1/2019

Rational Dividend Capture Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)
Class A	(12.22)%	(0.84)%	6.76%	N/A
Class A with load	(16.39)%	(1.81)%	6.24%	N/A
Class C	(12.66)%	N/A	N/A	(1.27)%
Institutional Class	(11.96)%	(0.58)%	7.04%	N/A
S&P 500 Total Return Index (b)	(4.38)%	8.49%	13.12%	8.71%
S&P 500/Citigroup Value Total Return Index (c)	(8.95)%	6.06%	11.21%	6.23%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 1.40% for Institutional Class shares, 1.64% for A shares and 2.40% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is February 28, 2001 for Class A, Institutional Class and the Benchmarks.

(a)	Inception date is January 2, 2014 for Class C and the Benchmarks.

(b)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(c)	The S&P 500/Citigroup Value Total Return Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
REITs	14.5%
Telecommunications	11.2%
Investment Companies	8.4%
Banks	7.2%
Exchange Traded Funds	7.2%
Diversified Financial Services	6.1%
Retail	5.1%
Food	4.7%
Media	4.7%
Pharmaceuticals	4.6%
Other/Short-Term Investments	26.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational Tactical Return Fund

Dear Fellow Shareholders,

The Rational Tactical Return Fund (the “Fund”) seeks total returns consisting of capital appreciation and income by making investments in long and short call and put options on futures contracts on the S&P 500 Index, as well as cash, and cash equivalents. 2018 was the first full year for Warrington to be the Sub Advisor for the Rational Tactical Return Fund. For the year, the Fund outperformed the S&P by a significant margin, posting a +9.66% (Class I) return versus the -4.38% for its S&P 500 TR Index (S&P).

Investment Strategy

The Sub Advisor’s strategy seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction. The Fund is designed to produce returns that are not correlated with equity market returns. The Fund employs strict risk management procedures, supported by both technical and fundamental analysis, that are intended to provide consistency of returns and to mitigate the extent of losses.

Fund Performance

The Tactical Return Fund generated a 2018 return of +9.66%, versus -4.38% for its S&P 500 TR Index (S&P) benchmark and -13.82% return for the S&P GSCI TR Index.

The Fund outperformed its Morningstar category as heightened volatility hurt many other managers in the option trading space. Using both quantitative and fundamental indicators to ascertain near-term market movements, Warrington was able to navigate the markets and minimized losses during volatile periods due to stringent risk management, while concurrently seeking profit opportunities. This balance helped to generate a category-leading return for the year. The Fund’s worst monthly return for the year was +0.02% whereas the S&P was -9.03.

The Fund’s total annualized returns through 12/31/18 as compared to the S&P GSCI TR Index were as follows:

				Since Inception
	1 Year	3 Years	5 Years	(05/02/07)
Class A	9.45%	6.61%	-2.85%	-2.48%
Class I	9.66%	6.75%	-2.80%	-2.31%
Class A with Sales Charge	4.28%	4.89%	-3.79%	-2.89%
S&P 500 Total Return Index (1)	-4.38%	9.26%	8.49%	6.84%
S&P GSCI TR Index (2)	-13.82%	0.50%	-14.52%	-8.04%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

In its first full year as the Fund’s Sub Advisor, Warrington continued to provide strong absolute and relative returns, while consistently managing market risks. The Fund’s assets grew significantly in 2018, and we seek to continue that growth as equity markets have become more volatile in recent months. In such volatile markets, Warrington ensures that risk management is paramount, while concurrently evaluating the risk / reward relationship of the opportunities presented by those volatile markets.

Sincerely,

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The S&P GSCI Total Return Index by Standard & Poor’s Corp. measures general price movements and inflation in the world economy. The S&P GSCI is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Rational Tactical Return Fund may or may not purchase the types of securities represented by the S&P GSCI Total Return Index.

4219-NLD-1/31/2019

Rational Hedged Return Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)
Class A	9.45%	(2.85)%	3.92%	N/A
Class A with load	4.28%	(3.79)%	3.41%	N/A
Class C	8.62%	N/A	N/A	6.63%
Institutional Class	9.66%	(2.80)%	4.10%	N/A
S&P 500 Total Return Index (b)	(4.38)%	8.49%	13.12%	9.32%
S&P Goldman Sachs Commodity Index (c)	(13.82)%	(14.52)%	(5.78)%	(2.98)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 5.20% for Institutional Class shares, 5.45% for A shares and 6.20% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is May 31, 2016 for Class C and the Benchmark.

(b)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(c)	The S&P Goldman Sachs Commodity Index® (“S&P GSCI”) measures general price movements and inflation in the world economy. The S&P GSCI is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry ^	% of Net Assets
Short-Term Investments	55.4%
Other/Short-term Investments	44.6%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational Dynamic Brands Fund

Dear Fellow Shareholders,

The Rational Dynamic Brands Fund (the “Fund”) seeks long-term capital appreciation by investing in a focused group (25-50 holdings) of the most attractive & relevant brands contained in the Alpha Brands Consumer Spending Index (the “Index”) which has 200 constituents. Security selection is driven by a combination of fundamental and technical factors. In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns. De-risking is designed to happen in stages. Risk decisions are guided by: relative strength leadership, economic growth trajectory, the Fund management team’s assessment of the dominant equity trend, economic growth profile, consumer health, equity valuations, technical analysis, FED policy, investor sentiment, and changes in interest rates, credit spreads, and asset class volatility trends.

Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities contained in the Alpha Brands Consumer Spending Index. The Index contains 200 leading and relevant Brands across all sectors but focuses on 70+ consumption-focused sub-industries. The Fund invests primarily in U.S. companies with market capitalizations above $1 billion, although it may invest without limit in companies of any market capitalization so long as the companies are included in the Brands Index.

The Fund may invest in non-U.S. equities so long as those equities are included in the Index. The Fund is managed with a Core + Tactical approach where Core brands will typically hold higher portfolio weights than tactical brands. Core brands exhibit secular growth tailwinds and exhibit top ranked Growth (operating kings), Value & Dividend (sustainable yielders) and Price Momentum relative to the Brands Index universe. Core brands are often the leading brand(s) in large, sustainable secular growth markets with large total addressable market opportunities. Tactical brands exhibit attractive technical set-ups and/or have near-term catalysts that could offer investment opportunities in out-of-favor brands (or sub-industries) from within the Brands Index universe. Tactical brands are often contrarian in nature and complement or diversify Core brands. Tactical allocations are often follow-on ideas from within attractive industries where the Investment Committee has determined greater exposure is warranted. The Fund management team may also, at times, choose to add tactical exposure on oversold conditions using highly liquid index and/or sector ETF’s as a supplement to the leading brands in the portfolio. The final part of the investment process determines the tactical target for exposure to equities. Target equity exposure, and portfolio risk, are updated in real-time based on Economic, Household Consumption, Corporate, Technical, and Sentiment investment factors.

Fund Performance

On 10/17/17, the Rational Defensive Growth Fund was converted and renamed the Rational Dynamic Brands Fund. Since Accuvest took over as the sub-advisor for the fund, performance has been strong on a relative and absolute basis. Consumer stocks have performed well driven by the wealth effect as well as enthusiasm over personal and corporate tax reform. As of 12/31/18, the Rational Dynamic Brands Fund gained +6.47% (Class I) since being converted to the Brands portfolio on 10/17/17. Over the same timeframe, the S&P 500 TR Index was up +0.30%. Outperformance was driven mostly by the active decisions to overweight growth versus value, cyclicals versus defensives, and domestic versus international stocks. The Fund management team significantly reduced the exposure to growth brands beginning in late summer 2018 and increased its exposure to out-of-favor value and quality dividend aristocrat brands. The active decision to raise the level of cash as a defensive allocation decision also added value to the overall positive results.

The Fund’s top 3 over-weights relative to the S&P 500 are Consumer Discretionary, Consumer Staples, and Communication Services. The Funds top 3 under-weights relative to the S&P 500 are Financials, Industrials, and Energy. As of 12/31/2018, cash is a large overweight at roughly 30% and is being used as a defensive measure.

These allocations were driven by the fundamental and technical work done via the investment process highlighted in this document.

The Fund will typically be overweight the leading consumer discretionary and staples brands given its focus on consumer spending but has no mandate to do so on an ongoing basis.

The Fund’s total annualized returns through 12/31/18 as compared to the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	5 Years	10 Years	(09/27/02)
Class A	0.63%	2.12%	11.35%	9.42%
Class I	0.72%	2.39%	11.63%	9.70%
Class A with Sales Charge	-4.03%	1.13%	10.81%	9.09%
S&P 500 Total Return Index (1)	-4.38%	8.49%	13.12%	9.27%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

Consumer spending is the key driver of U.S. economic growth as well as global growth. An intelligently constructed and risk aware portfolio of the most relevant and powerful brands offers investors precise and thoughtful exposure to the engine of global economic growth and American Consumerism. Our goal is to construct portfolios that track “lifetime consumption” patterns via the leading brands winning our hearts and wallets. As we enter 2019, our view of the consumer sector is positive even as the macro-economic environment has softened year-over-year. Wages are rising, household debt to disposable income is low and consumer sentiment is positive. At the tail end of the economic cycle, consumer spending tends to shift from price insensitivity to price conscious. The Dynamic Brands portfolio currently reflects a focus on the brands that exhibit pricing power and resiliency in a slower overall economy. The Fund currently holds a combination of iconic brands across important spending categories like: telecom, food & beverage staples, media & entertainment, luxury & athleisure apparel, discount apparel and discount merchandise, e-commerce, consumer electronics, energy production, warehouse shopping, home improvement, video gaming, auto parts, pharmaceuticals, medical devices, credit card processing & mobile payments, household products, personal products, specialty restaurants, and brands vital to the consumption supply chain.

The Fund offers a dedicated allocation to the primary driver of U.S. economic growth, consumer spending. Our dynamic process identifies attractive brands serving a broad range of consumer spending categories and focuses on lifetime spending across all demographic groups. As demographics and spending patterns evolve and/or the economic data changes, so too will our allocations to the leading brands.

In times of uncertainty or high market stress, the Fund can reduce equity exposure. As of 12/31/2018, the Fund is holding a comfortable cash cushion of roughly 30%. Our cash allocation helped the Fund protect capital in Q4 2018 and particularly in December 2018. We have many tools at our disposal to help protect capital when we see evidence of a prolonged economic slowdown.

Successful investing requires a long-term outlook focused on objective criteria that creates value. We anticipate being opportunistic with the above average cash allocation and buying key brands as we see attractive entry points. We have adopted this outlook for the Rational Dynamic Brands Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Garff, Eric Clark, and James Calhoun

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. The S&P 500 Total Return Index® (“S&P 500 TR”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index. For additional disclosure relating to the S&P 500 Value TR and S&P 500 TR, please see “Additional Disclaimers” in the Fund’s Prospectus.

4216-NLD-1/31/2019

Rational Dynamic Brands Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)
Class A	0.63%	2.12%	11.35%	N/A
Class A with load	(4.03)%	1.13%	10.81%	N/A
Class C	(0.02)%	N/A	N/A	1.80%
Institutional Class	0.72%	2.39%	11.63%	N/A
S&P 500 Index Total Return (b)	(4.38)%	8.49%	13.12%	8.71%
S&P 400 Index Total Return (c)	(11.08)%	6.03%	13.68%	6.18%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 1.69% for Institutional Class shares, 1.94% for A shares and 2.69% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is January 2, 2014 for Class C and corresponding Benchmark.

(b)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(c)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	19.3%
Pharmaceuticals	7.7%
Beverages	4.4%
Internet	4.4%
Cosmetics / Personal Care	3.7%
Telecommunications	3.6%
Apparel	3.4%
Diversified Financial Services	3.3%
Software	3.0%
Media	2.5%
Other/Short-Term Investments	44.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational Strategic Allocation Fund

Dear Fellow Shareholders,

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by investing in a combination of mutual funds and exchange-traded funds (“ETFs”). During 2018, the Fund outperformed the S&P 500 Total Return Index (1) but underperformed its Strategic Allocation Indices Blend (“BAIB”) (2) benchmark with a -3.05% (Class A) return versus -4.38% for the S&P 500 Total Return Index and -2.28% for the BAIB benchmark. The Fund benefited from its allocations to fixed income funds. The Fund underperformed its benchmark, however, due its allocations to Emerging Markets and MLP (Master Limited Partnership) equity.

Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and ETFs. We invest in equity, income and uncorrelated investment strategies. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions and that fund’s portfolio manager’s outlook.

Fund Performance

During 2018, the Fund returned -3.05% (Class A), outperforming the S&P 500 Total Return Index by 133 basis points. The Fund benefited from its allocations to fixed income and US equity funds. The Fund’s fixed income allocations performed strongly during the year, returning 2.17% in a rising rate environment driven by Federal Reserve rate hikes. The Fund’s allocations to US equity funds also added modestly to performance, adding 0.29% despite a 4Q sell-off in the US equity market.

The Fund’s exposure to Emerging Markets equity and MLP equity detracted from performance, causing the Fund to trail its BAIB benchmark by 77 basis points. Emerging markets equities were under significant pressure in 2018 due to macroeconomic and geopolitical uncertainty. Additionally, the impact of slowing global growth combined with a rising US Dollar caused the price of crude oil to decline, pressuring energy stocks. The Fund’s Emerging Markets and MLP allocations were down 2.79% and 2.22% respectively for the year.

The Fund’s total annualized returns through 12/31/18 as compared to the Strategic Allocation Indices Blend and the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	3 Years	5 Years	(07/30/09)
Class A	-3.05%	5.38%	3.23%	5.67%
Class A with Sales Charge	-7.64%	3.68%	2.22%	5.13%
Strategic Allocation Indices Blend (2)	-2.28%	6.57%	6.33%	9.25%
S&P 500 Total Return Index (1)	-4.38%	9.26%	8.49%	12.73%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

The Rational Strategic Allocation Fund outperformed the S&P 500 Total Return Index by 133 basis points during 2018. The majority of the holdings performed to our expectations and the Fund benefited from the balanced allocation to fixed income funds. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Rational Strategic Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Strategic Allocation Indices Blend (“BAIB”) is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. For additional disclosure relating to the S&P 500, please see “Additional Disclaimers” in this Prospectus.

4217-NLD-1/31/2019

Rational Strategic Allocation Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Class A	(3.05)%	3.23%	5.67%	N/A
Class A with load	(7.64)%	2.22%	5.13%	N/A
Class C	(3.83)%	N/A	N/A	4.27%
Institutional Class	(2.81)%	N/A	N/A	5.32%
S&P 500 Total Return Index (c)	(4.38)%	8.49%	12.73%	9.32%
Balanced Allocation Indices Blend Index (d)	(2.28)%	6.33%	9.25%	6.17%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 1.94% for Institutional Class shares, 2.23% for A shares and 2.94% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 30, 2009 for Class A and the Benchmarks.

(b)	Inception date is May 31, 2016 for Class C, Institutional Class and the Benchmarks.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The Balanced Allocation Indices Blend (“BAIB”) is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings	% of Net Assets
Debt Funds - Mutual Funds	42.4%
Equity Funds - Mutual Funds	34.3%
Equity Funds - Exchange Traded Funds	19.3%
Other/Short-Term Investments	4.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational ReSolve Adaptive Asset Allocation Fund

Dear Fellow Shareholders,

The Rational ReSolve Adaptive Asset Allocation Fund (“the Fund”) commenced trading on March 16, 2018, when ReSolve officially became the Fund’s sub-advisor, replacing the previous manager. ReSolve Asset Management is a quantitative, systematic investment firm that relies on in-depth, academically backed and empirically proven practices for strategy construction.

Our Adaptive Asset Allocation1 methodology used in the Fund combines the strong historical return character of the momentum factor with global diversification and risk management, seeking to maximize both risk-adjusted returns and the compounding of positive rolling periods, with controlled maximum losses. The goal is to deliver an absolute-return strategy designed to thrive in most economic and market environments.

Investment Strategy

The Fund invests in futures contracts and occasionally in exchange traded funds to gain dynamic exposure to global market opportunities across country equity indexes, fixed income, tradeable real estate, currencies, and commodities.

Portfolios are formed using proprietary quantitative innovations to systematically emphasize global assets with strong and persistent trend and momentum characteristics, while maximizing diversification and minimizing total portfolio volatility. As portfolio weights and estimates of volatility and correlations change through time, the Fund will increase and decrease the gross exposure in an effort to maintain its target level of 12% annualized portfolio volatility.

Global Markets are in constant flux, from periods of strong growth, to inflationary regimes, to momentary deflationary busts. This reality means investors need to access strategies that can go anywhere in the world with agility. Adaptive Asset Allocation (AAA) fulfills this role by creating dynamic portfolios using proprietary quantitative innovations that systematically emphasize global assets with strong and persistent trend and momentum characteristics, while maximizing diversification and minimizing total portfolio volatility.

General Market Review

After a year of stellar performance, steady trends and muted volatility, global asset classes experienced a diametrically opposite 2018, with choppy markets riddled with volatility spikes, led by geopolitical skirmishes and policy shocks across the globe. This reversal of fortunes wasn’t driven by one dominant cause (unlike the Global Financial Crisis of 2008), but rather the sum of several factors that compounded into a steep sell-off in the last quarter of the year. It is, however, hard to deny the overwhelming impact that one country’s monetary and trade policies have had in leading virtually every major global asset class into negative territory for the year.

In an effort to re-align its relationship with its main trade partners, the US government used the threat of tariffs to secure more favorable terms from Canada, Mexico, and the European Union. But when it came to China, the world’s biggest economy and largest trade partner to the US, threats became actual tariffs (on both sides), and continued to escalate into an all-out trade war that has yet to be resolved. Meanwhile, the Fed continued to raise interest rates and unwind its balance sheet, both of which were largely expected by investors. But it was the tone and choice of words in its communications, especially those coming from the new chairman, that caused the two policy shocks (in February and October) that have rattled markets.

[1]	For our 6-year track record, please visit: https://investresolve.com/ca/adaptive-asset-allocation-growth-cad/

The narrative emanating from other major economies has hardly been more reassuring. Europe faced an economic slowdown, further uncertainty surrounding Brexit, a budget showdown between Italy and the European Commission, as well as political crises in several countries including France and Spain. Asia’s two largest economies, Japan and China, experienced slowdowns of their own, with the latter suffering additionally from measures aimed at clamping down on the shadow banking sector and the pervasive excessive leverage in the system. Emerging market economies have had a few positive stories (notably Brazil’s recovery and the continued rise of India), but the steep losses in commodities, particularly in the energy complex, and the global risk off mood have drained liquidity and posed a significant headwind.

Figure 1. A Choppy Year for Global Asset Classes

*Source: ReSolve Asset Management. Data from CSI.

Fund Performance

It was certainly the most tumultuous period for multi-asset momentum strategies since 1994, leading the Fund to end its first (and incomplete) calendar year down –7.64% (Class I).

Where Adaptive Asset Allocation produced spectacular returns last year, it struggled this year. Where all markets were up in 2017, they were ALL down in 2018. In fact, the worst performing major market in 2017 outperformed the best performing market in 2018, and they were both the same market (US Treasuries)! Cash beat everything else, which hadn’t happened in living memory, and there was much greater volatility across all markets punctuated by several mini-crashes. What’s worse, two of the three crashes originated at or near long-term high prices, and manifested as acute reversals from highly constructive intermediate-term trends.

The shocks sustained by markets, which drove virtually every asset class (with the exception of a few meagerly positive sovereign bonds) down for the year, are the type of non-diversifiable risk that investors must necessarily incur if they wish to earn a return above cash. Growth shocks (such as the 2008 Great Financial Crisis, or 2016’s Brexit decision) cause capital to flow away from risky assets and towards the safety of Treasuries and gold, which still allows diversification to thrive and produce positive returns. Policy shocks2, on the other hand, while are much rarer in nature, have the distinct characteristic of causing almost everything to fall at the same time, due to the repricing of short-term interest rates (and “cash becomes king”, as the famous saying goes).

Few and far between, this was one of the rare years when diversification (as well as investment factors) failed, as can be seen in the chart above. Our 10-Year Treasury exposure was the only major positive contributor to the portfolio, especially during the recovery of late November and early December (as the Fund rose by almost 4% from its lows). Canadian Equities and 30-Year Treasuries also provided the Fund with modest gains. There were detractors aplenty, led by US Stocks, Crude Oil and Real-Estate.

While October was the worst month for the strategy (-9.9%), the consequent rebalancing that occurred led the portfolio to be well-positioned to benefit from the risk-off capital flows, leading to a recovery in December (+1.5%).

The Fund’s total annualized returns through 12/31/18 as compared to the BarclayHedge CTA Index and the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (3)
Class I	-7.64%	-2.27%	1.61%	5.72%
BarclayHedge CTA Index (2)	-2.79%	-1.12%	0.49%	4.19%
S&P 500 Total Return Index (1)	-4.38%	9.26%	8.49%	9.11%
Class A	-7.83%	n/a	n/a	-3.27%
Class C	-8.53%	n/a	n/a	-3.92%
BarclayHedge CTA Index (2)	-2.79%	n/a	n/a	-1.46%
S&P 500 Total Return Index (1)	-4.38%	n/a	n/a	8.81%
Class A w/ Sales Charge	-13.12%	n/a	n/a	-5.49%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax free reorganization on December 31, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed, and a new Sub Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations.

Outlook

As investors prepare their portfolios to navigate the murky waters that lie ahead, it is important to remember the exceptional circumstances seen in global markets during the last 10 years. With monetary policy normalizing in the US and beyond, markets may once again be allowed to function on their own. Choppiness may cease, clear trends may re-emerge, and global leadership may shift away from the past decade’s clear leader – U.S. equities. Nimble and adaptive strategies could be ready to harness the next bull market, in whatever asset or region it may be.

Sincerely,

[2]	We define a Policy Shock as the issuance of information by a central bank that is, to a significant degree, misaligned with investors’ expectations, leading to an abrupt adjustment in global asset prices. That information can be objective, such as unexpected changes in short-term policy rates or in expected future interest rate levels (the so-called “Dot Plot” provided by the US Federal Reserve’s Open Market Committee), or subjective, such as large deviations in the word choice or tone, in written, verbal or other communication form, when contrasted with previous communications.

ReSolve Asset Management

Strategy Sub-Advisors

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 0 programs included in the calculation of the Barclay CTA Index for 2018. The Index is equally weighted and rebalanced at the beginning of each year.

(3)	Inception: Institutional 02/01/1994, Class A & C 09/30/2016. Performance shown before 09/30/2016 is for the Fund’s predecessor, theRational Dynamic Momentum Fund. .

4221-NLD-1/31/2019

Rational/Resolve Adaptive Asset Allocation Fund (Formerly Rational Dynamic Momentum Fund)

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)
Class A	(7.83)%	N/A	N/A	(3.27)%
Class A with load	(13.12)%	N/A	N/A	(5.79)%
Class C	(8.53)%	N/A	N/A	(3.92)%
Institutional Class	(7.64)%	1.61%	1.68%	N/A
BofAML 3 Month Treasury Bill (b)	1.88%	0.63%	0.37%	1.25%
S&P 500 Total Return Index (c)	(4.38)%	8.49%	13.12%	8.81%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 2.54% for Institutional Class shares, 2.95% for A shares and 3.70% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is May 31, 2016 for Class A, Class C and the Benchmarks.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an Index.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
Short-Term Investments	95.2%
Other/Cash & Equivalents	4.8%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational Iron Horse Fund

Dear Fellow Shareholders,

The Rational Iron Horse (the “Fund”) was down 1.08% (Class I) during the last fiscal year ended December 31, 2018. During that same period the S&P 500 was down 4.38% and the CBOE S&P 500 BuyWrite Index (BXM) was down 4.77%. The fund had an excellent year due to increased volatility and effective risk management.

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in:

●	dividend-paying common stocks, and

●	by writing call options on common stocks and common stock indices.

The Fund selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. We combine (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

Fund Performance

In a high volatile market, our covered calls fund tends to do very well. Uncertainty about the economic outlook and concern over rising interest rates led to higher volatility. We believe that volatility will stay higher in the coming quarters, and potentially that would be beneficial for our single stock option strategy, as we seek more income.

During the last 12 months, the Fund was mostly equal weighted relative to the S&P 500 sector. The covered call strategies the Fund utilizes seek to do well in a sideways to lower trending market. This is what the Fund managers’ long-term experience in managing covered call strategies has taught.

The Fund’s total annualized returns through 12/31/18 as compared to the CBOE BuyWrite Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (1)
Class A	-1.30%	3.53%	3.17%	4.67%
S&P 500 Total Return Index (2)	-4.38%	9.26%	8.49%	10.90%
CBOE BuyWrite Index (BXM) (3)	-4.77%	4.84%	5.08%	6.23%
Class A with Sales Charge	-6.93%	1.51%	1.95%	3.84%
Class I	-1.08%	3.73%	3.43%	6.09%
S&P 500 Total Return Index (2)	-4.38%	9.26%	8.49%	12.77%
CBOE BuyWrite Index (BXM) (3)	-4.77%	4.84%	5.08%	6.78%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Our covered call strategy on average seeks to run at 50-60% of the market volatility. When the market goes sideways to down like it has over the last year, a covered call strategy can tend to do well versus a long only strategy. The goal of the strategy is not to outperform the market on every market interval, but to seek a good total return with less volatility than the market.

Sincerely,

The Iron Horse Fund Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	Inception date A Share: 7/7/2011. Returns greater than 1 year are annualized. Inception date I Share: 11/16/2011. Returns greater than 1 year are annualized. Class C Share launch date 4/06/2017.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month.

4228-NLD-2/1/2019

Rational Iron Horse Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)	Since Inception(c)
Class A	(1.30)%	3.17%	4.67%	N/A	N/A
Class A with Load	(6.93)%	1.95%	3.84%	N/A	N/A
Class C	(1.71)%	N/A	N/A	N/A	1.77%
Institutional Class	(1.08)%	3.43%	N/A	6.09%	N/A
S&P 500 Total Return Index (d)	(4.38)%	8.49%	10.90%	12.77%	5.70%
CBOE S&P Buy Write Index (e)	(4.77)%	5.08%	6.23%	6.78%	2.01%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expense are 2.32% for Institutional Class shares, 2.43% for A shares and 3.18% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is July 7, 2011.

(b)	Inception date is November 16, 2011.

(c)	Inception date is April 7, 2017

(d)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month. Index returns assume the reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Pharmaceuticals	8.8%
Computers	8.1%
Banks	7.8%
Oil & Gas	6.0%
Media	5.8%
Electric	5.4%
Mining	4.2%
Miscellaneous Manufacturing	3.5%
Semiconductors	3.4%
Household Products/Wares	3.2%
Other/Short-Term Investments	43.8%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

January 31, 2019

Rational Income Opportunities Fund

Dear Fellow Shareholders,

The Rational Income Opportunities Fund (the “Fund”) seeks to combine stable monthly fixed coupon yields with price appreciation to generate a favorable rate of return for fixed income investors. Since inception, on April 23, 2018, the Fund achieved relatively strong gains, outperforming its Barclays US Agg. Benchmark with a 2.72% (Class I) return versus 2.46% for the benchmark.

Investment Strategy

The Fund seeks to achieve the investment objective by investing primarily in U.S. agency and non-agency CMBS and other commercial real estate related securities. The Fund’s investment strategy relies on rigorous credit analysis. We employ a comprehensive due diligence process on each investment, including, but not limited to, analysis of bond cash flows and analysis of property cash flows, sub-market vacancy and rental rates, potential lease rollovers and potential capital expenditures on underlying collateral properties.

Fund Performance

Since inception, the Fund returned 2.72% (Class I), leading its Barclays US Agg. benchmark’s return of 2.46%. The Fund benefitted from the receipt of monthly fixed coupon yields, partially offset by price depreciation in the mark-to-market of the portfolio. As of year-end, the Fund’s portfolio earned a weighted average coupon of 4.8%. Moderate mark-to-market price declines in our portfolio’s securities were a result of spread widening across all tranches of CMBS, amid overall market volatility. Spread widening was more extreme in subordinate classes. Spreads in BBB- widened 105bps from inception to year end, compared to spreads in A-rated securities, which widening 83bps over the same period. We successfully managed spread risk by targeting senior bonds. At year end, our portfolio had a composite rating of A+, on an equally weighted basis.

				Since Inception
	6 Mos	YTD	1 Year	(4/23/18)
Class I	1.60%	n/a	n/a	2.72%
Class A	1.49%	n/a	n/a	2.56%
Class C	1.03%	n/a	n/a	1.93%
Barclays US Agg. Bond TR Index (1)	1.65%	n/a	n/a	2.46%
Class A w/ Sales Charge	-4.38%	n/a	n/a	-3.34%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

The Rational Income Opportunities Fund achieved strong relative gains in 2018, consistent with our investment objective: Generate current income while mitigating risks and market volatility. On the backdrop of a volatile market, the majority of the Fund’s holding performed to our expectations, while generating current income to the benefit of our shareholders.

Sincerely,

Robert Neighoff and Evan Kurtz

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The Barclays US Agg. Bond TR Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency.

4229-NLD-2/1/2019

Rational Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

Since Inception(a)
Class A	2.56%
Class A with load	(3.34)%
Class C	1.93%
Institutional Class	2.72%
Barclays US Intermediate Aggregate Bond Index (b)	2.46%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s April 20, 2018 prospectus, the total annual operating expense are 2.26% for Institutional Class shares, 2.51% for A shares and 3.26% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is April 23, 2018.

(b)	Barclays US Intermediate Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income, securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

$10,500
$10,000
$9,500
$9,000
4/18
4/18
5/18
6/18
7/18
8/18
9/18
10/18
11/18
12/18
$10,256
$10,246
$9,666
Rational Income Opportunities Fund Class A
Rational Income Opportunities Fund Class A with load
Bloomberg Barclays U.S. Aggregate Bond Indices

Top Holdings	% of Net Assets
Asset Backed Securities	86.4%
Commercial Mortgage Obligations	8.4%
Exchange Traded Funds	2.0%
REIT	1.3%
Other/Short-Term Investments	1.9%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

January 31, 2019

Rational NuWave Enhanced Market Opportunity Fund

Dear Fellow Shareholders,

The Rational NuWave Enhanced Market Opportunity Fund (the “Fund”) seeks long-term capital appreciation (with the goal of generating superior risk-adjusted returns compared with a typical long-only, non-leveraged equity portfolio) by investing in a combination of equity securities and diversified managed futures. During 2018, the Fund posted a positive return of 3.00% (Class I), significantly outperforming both the SG CTA Mutual Fund Index and the S&P 500 Total Return Index (which generated a negative return of 5.23% and 4.38%, respectively). Since its conversion on February 28, 2018 through December 31, 2018, the Fund suffered losses (posted a negative return of 2.87%) that were largely in-line with those experienced by the S&P 500 Total Return Index, the Fund generated offsetting gains from its long and short exposures to both financial futures and commodity futures.

Investment Strategy

The Fund seeks to achieve its objective by investing in an actively managed equity portfolio (the “Equity Component”) and a broadly diversified managed futures portfolio (the “Futures Component”).

The Equity Component is comprised primarily of common stocks and exchange-traded funds invested in equity securities of US companies. Although the Fund may invest in companies of any market capitalization without limit, the Fund invests predominantly in companies with market capitalizations of $5 billion or more. The Equity Component employs a systematic process to identify repetitive patterns of price behavior that are indicative of prevailing market sentiment and/or institutional money flows into or out of individual securities and sectors. These factors are often indicative of large-scale asset allocation shifts, sector rotation opportunities and/or shifting sentiment indicators. Individual stocks that are expected to outperform the benchmark index are targeted for inclusion in the portfolio, while those that are expected to underperform are either liquidated or excluded. The systematic portfolio selection process is further constrained real-time with respect to individual positions size and sector exposures in order to ensure a meaningful variety of market exposures. Holding periods typically range from intraday to several weeks in length (depending upon the persistence of trending price behaviors).

The Futures Component holds long and short positions on futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The Futures Component is allocated among various asset classes, including exposure to both financial futures (stock indices, fixed income and currencies) and commodity futures (energies, metals, grains, softs and meats). Investments may be made in domestic and foreign markets, either directly or indirectly by investing through a subsidiary. The Futures Component employs a multi-model approach and seeks to identify price trends through the application of hundreds of individual trading models, which collectively provide exposure to short-, intermediate- and long-term trading opportunities.

The combined portfolio is structured to be broadly diversified across markets, time horizons and trading styles, and the Fund hopes to achieve a substantial degree of non-correlation between the Equity Component and the Futures Component.

Fund Performance

During 2018, the Fund posted a positive return of 3.00% (Class I), significantly outperforming both the SG CTA Mutual Fund Index and the S&P 500 Total Return Index (which generated a negative return of 5.23% and 4.38%, respectively). Despite a marked increase in two-sided price volatility across the U.S. equity markets – owing in large part to persistent uncertainty tied to U.S. trade policy, changing rate expectations, shrinking growth forecasts and intermittent geopolitical concerns – the Fund deftly navigated the shifting cross-currents to finish the year with gains. For the year, the Fund’s actively managed equity portfolio suffered losses that were generally on par with the S&P 500 Total Return Index, as the major U.S. equity indices firmly entered correction territory during the fourth quarter; however, the Fund’s trend-based managed futures models recorded offsetting gains from two-sided directional exposures to a wide variety of commodities markets (including gold, silver, platinum, natural gas, crude oil, gasoline, cotton, sugar, coffee, cattle and hogs).

The Fund’s total annualized returns through 12/31/18 as compared to the S&P 500 Total Return Index and the SG CTA Mutual Fund Index were as follows:

	QTD	1 Year	5 Years	Since Inception (1)
Class I	-5.65%	3.00%	8.12%	8.19%
S&P 500 Total Return Index (2)	-13.52%	-4.38%	8.49%	10.75%
SG CTA Mutual Fund Index (3)	-1.27%	-5.23%	-0.26%	-0.18%
Class A	-5.71%	n/a	n/a	9.70%
Class C	-5.86%	n/a	n/a	9.08%
S&P 500 Total Return Index (2)	-13.52%	n/a	n/a	-6.10%
SG CTA Mutual Fund Index (3)	-1.27%	n/a	n/a	-2.72%
Class A with Sales Charge	-11.11%	n/a	n/a	3.36%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The Fund acquired all of the assets and liabilities of NuWave Equity Enhanced Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on March 1, 2018. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment, objectives, policies, restrictions and guidelines. The Fund’s sub-adviser was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s Statement of Additional Information. The performance information set forth above reflects the historical performance of the Predecessor Fund shares. From its inception date, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940; if such requirements and restrictions had been applicable, it might have adversely affected performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the Predecessor Fund is not an indicator of future results.

Summary

The Rational NuWave Enhanced Market Opportunity Fund achieved positive gains in 2018 consistent with its investment objective, significantly outperforming both the S&P 500 Total Return Index and the SG CTA Mutual Fund Index. While the performance of the Fund’s actively managed equity portfolio generally kept pace with that of the S&P 500 Total Return Index, the Fund benefitted from the performance of its diversified managed futures portfolio, which is emblematic of the distinct correlation benefits and unique return profile we hope to deliver over the long-term.

Sincerely,

Troy W. Buckner

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	Inception date A and C Share: 02/28/2018. Inception date I Share: 03/31/2013.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	The SG CTA Mutual Fund Index calculates the net daily rate of return for a group of the largest 10 CTA mutual funds. The SG CTA Mutual Fund Index is a key managed futures performance benchmark, selecting from the largest CTA mutual funds open to new investment; it is designed to track the largest CTAs in U.S. single manager mutual fund format and is believed to be representative of the managed futures mutual fund space generally. The Index is equally-weighted and rebalanced and reconstituted annually. Investments cannot be made in an index.

4220-NLD-1/31/2019

Rational NuWave Enhanced Market Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2018

The Fund’s performance figures* for each of the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Class A	N/A	N/A	N/A	9.70%
Class A with load	N/A	N/A	N/A	3.36%
Class C	N/A	N/A	N/A	9.08%
Institutional Class (c)	3.00%	8.12%	8.19%	N/A
S&P 500 Total Return Index (d)	(4.38)%	8.49%	10.75%	(6.10)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s March 1, 2018 prospectus, the total annual operating expense are 2.88% for Institutional Class shares, 3.13% for A shares and 3.88% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is March 31, 2013 for Institutional Class and the Benchmark.

(b)	Inception date is February 28, 2018 for Class A, Class C and the Benchmark.

(c)	The Fund acquired all of the assets and liabilities of the “NuWave Equity Enhanced Fund LP” (the “Predecessor Fund”) in a tax free reorganization on February 28, 2018. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Class shares of the Fund, so the Predecessor Fund became the Institutional Class shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on March 31, 2013. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Software	5.5%
Retail	5.4%
Healthcare-Products	4.3%
Electric	4.0%
REIT	3.9%
Insurance	3.9%
Oil & Gas	3.4%
Diversified Financial Services	3.4%
Food	3.4%
Commercial Services	3.1%
Other/Short-Term Investments	59.7%
100.0%

^ Does not include derivatives in which the Fund Invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL DIVIDEND CAPTURE FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.2%
	BANKS - 7.2%
16,490	Bank of America Corp.	$406,313
7,500	Citigroup, Inc.	390,450
5,710	PacWest Bancorp	190,029
8,770	Wells Fargo & Co.	404,122
		1,390,914
	CHEMICALS - 0.5%
5,175	Olin Corp.	104,069

	COMPUTERS - 2.1%
3,525	International Business Machines Corp.	400,687

	DIVERSIFIED FINANCIAL SERVICES - 6.1%
65,464	Arlington Asset Investment Corp.	473,959
179,983	Medley Management, Inc.	694,735
		1,168,694
	FOOD - 4.7%
10,090	General Mills, Inc.	392,905
11,665	Kraft Heinz Co.	502,061
		894,966
	FOREST PRODUCTS & PAPER - 1.2%
5,665	International Paper Co.	228,640

	HOLDING COMPANIES - DIVERSIFIED - 1.3%
25,000	Chardan Healthcare Acquisition Corp. *	251,750

	HOUSEWARES - 2.1%
21,130	Newell Brands, Inc.	392,807

	INVESTMENT COMPANIES - 6.0%
29,296	Apollo Investment Corp.	363,271
26,045	Ares Capital Corp.	405,781
73,435	FS KKR Capital Corp.	380,394
		1,149,446
	MACHINERY - CONSTRUCTION & MINING - 0.5%
820	Caterpillar, Inc.	104,197

	MEDIA - 4.7%
8,770	CBS Corp.	383,424
4,720	Walt Disney Co.	517,548
		900,972
	OIL & GAS - 0.5%
1,780	Royal Dutch Shell PLC	103,721

	PHARMACEUTICALS - 4.6%
8,740	CVS Health Corp.	572,645
5,725	GlaxoSmithKline PLC	218,752
745	Johnson & Johnson	96,142
		887,539
	REITS - 14.5%
62,560	Cedar Realty Trust, Inc.	196,439
71,280	Dynex Capital, Inc.	407,722
20,000	Global Net Lease, Inc.	352,400
146,910	New Senior Investment Group, Inc.	605,269
14,700	Preferred Apartment Communities, Inc.	206,682
36,260	Senior Housing Properties Trust	424,967
66,500	Tremont Mortgage Trust *	601,825
		2,795,304

See accompanying notes to financial statements.

RATIONAL DIVIDEND CAPTURE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.2% (Continued)
	RETAIL - 5.1%
2,625	Home Depot, Inc.	$451,028
3,490	Macy’s, Inc.	103,932
6,470	Target Corp.	427,602
		982,562
	SAVINGS & LOAN - 1.0%
21,330	New York Community Bancorp, Inc.	200,715

	SEMICONDUCTORS - 1.8%
2,360	Intel Corp.	110,755
14,940	Marvell Technology Group Ltd.	241,878
		352,633
	TELECOMMUNICATIONS - 11.2%
31,435	AT&T, Inc.	897,155
36,240	CenturyLink, Inc.	549,036
102,975	Nokia OYJ - ADR	599,314
9,060	Telefonica Brasil SA - ADR	108,086
		2,153,591
	TRANSPORTATION - 1.1%
4,200	Ryder System, Inc.	202,230

	TOTAL COMMON STOCKS (Cost $17,079,682)	14,665,437

	EXCHANGE TRADED FUNDS - 10.4%
	EQUITY FUNDS - 7.2%
68,850	Alerian MLP ETF	601,060
2,570	Invesco QQQ Trust Series 1	396,448
3,550	iShares S&P 100 ETF	395,932
		1,393,440
	FIXED INCOME FUND - 3.2%
29,960	Invesco CEF Income Composite ETF	606,091

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,048,625)	1,999,531

		Variable Rates	Coupon	Maturity
	PREFERRED STOCKS - 5.6%
	ELECTRIC - 1.3%
12,900	Spark Energy, Inc. **	US 3M + 6.578%	8.750%	Perpetual	246,003

	GAS - 1.6%
12,500	Global Partners LP **	US 3M + 6.774%	9.750%	Perpetual	299,362

	INVESTMENT COMPANIES - 2.4%
13,000	B Riley Financial, Inc.		7.375%	5/31/2023	316,030
6,406	Great Elm Capital Corp.		6.750%	1/31/2025	155,474
					471,504
	REAL ESTATE - 0.3%
5,900	Wheeler REIT, Inc.		8.750%	Perpetual	56,935

	TOTAL PREFERRED STOCKS (Cost - $1,220,725)				1,073,804

	SHORT-TERM INVESTMENTS - 6.9%
1,320,587	Federated Treasury Obligations Fund, Institutional Class, 2.31% ***				1,320,587
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,320,587)				1,320,587

	TOTAL INVESTMENTS (Cost $21,669,619) - 99.1%				$19,059,359
	OTHER ASSETS LESS LIABILITIES - 0.9%				173,789
	NET ASSETS - 100.0%				$19,233,148

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

US 3M - Three Month US Dollar LIBOR Interest Rate

*	Non-Income Producing Security.

**	Rate shown represents the rate at December 31, 2018 and is subject to change and resets quarterly.

***	Rate shown represents the rate at December 31, 2018 and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL HEDGED RETURN FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 55.4%
20,303,578	Federated Treasury Obligations Fund, Institutional Class, 2.31% *	$20,303,578
	TOTAL SHORT-TERM INVESTMENTS (Cost - $20,303,578)	20,303,578

	TOTAL INVESTMENTS - 55.4% (Cost - $20,303,578)	$20,303,578
	OTHER ASSETS LESS LIABILITIES - 44.6%	16,357,469
	NET ASSETS - 100.0%	$36,661,047

			Notional	Expiration	Exercise Price
Contracts ^		Counterparty	Amount ($)	Date	($)	Value
	OPTIONS WRITTEN ** - (0.0)%
	CALL OPTIONS WRITTEN - (0.0)%
121	S&P 500 Future Index	Wedbush	81,523,750	1/7/2019	2,695	$3,025
272	S&P 500 Future Index	Wedbush	183,600,000	1/7/2019	2,700	6,800
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $9,825)					$9,825

	TOTAL OPTIONS WRITTEN (Premiums Received - $9,825)					$9,825

^	Each contract is equivalent to one futures contract.

*	Rate shown represents the rate at December 31, 2018 and is subject to change and resets daily.

**	Non-income producing security.

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 67.9%
	APPAREL - 3.4%
2,602	adidas AG - ADR	$271,493
3,072	Canada Goose Holdings, Inc. *	134,308
1,053	Deckers Outdoor Corp. *	134,731
2,339	LVMH Moet Hennessy Louis Vuitton SE - ADR	136,738
3,867	NIKE, Inc.	286,699
		963,969
	BEVERAGES - 4.4%
9,237	Coca-Cola Co.	437,372
4,555	Molson Coors Brewing Co.	255,809
4,878	PepsiCo, Inc.	538,921
		1,232,102
	COMMERCIAL SERVICES - 2.2%
7,256	PayPal Holdings, Inc. *	610,157

	COMPUTERS - 1.5%
2,606	Apple, Inc.	411,070

	COSMETICS / PERSONAL CARE - 3.7%
11,296	Procter & Gamble Co.	1,038,328

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
2,740	Mastercard, Inc.	516,901
3,199	Visa, Inc.	422,076
		938,977
	ENTERTAINMENT - 0.9%
5,335	Live Nation Entertainment, Inc. *	262,749

	ENVIRONMENTAL CONTROL - 0.5%
1,529	Waste Management, Inc.	136,066

	HEALTHCARE-SERVICES - 1.0%
2,155	Laboratory Corp of America Holdings *	272,306

	HOUSEHOLD PRODUCTS/WARES - 1.0%
4,292	Church & Dwight Co, Inc.	282,242

	INTERNET - 4.4%
962	Alibaba Group Holding Ltd. - ADR *	131,861
363	Amazon.com, Inc. *	545,215
1,012	Netflix, Inc. *	270,872
1,196	Spotify Technology SA *	135,746
3,921	Tencent Holdings Ltd. - ADR	154,762
		1,238,456
	MEDIA - 2.5%
6,331	Walt Disney Co.	694,194

	OIL & GAS - 1.0%
2,498	Chevron Corp.	271,758

	PHARMACEUTICALS - 7.7%
2,979	AbbVie, Inc.	274,634
9,616	Johnson & Johnson	1,240,945
14,831	Pfizer, Inc.	647,373
		2,162,952

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 67.9% (Continued)
	REITS - 2.0%
3,497	American Tower Corp.	$553,190

	RETAIL - 19.3%
862	Advance Auto Parts, Inc.	135,730
614	Chipotle Mexican Grill, Inc. *	265,119
2,526	Costco Wholesale Corp.	514,571
12,192	Dollar Tree, Inc. *	1,101,181
1,330	Five Below, Inc. *	136,086
1,482	Genuine Parts Co.	142,302
1,630	Home Depot, Inc.	280,067
2,228	Lululemon Athletica, Inc. *	270,947
3,077	McDonald’s Corp.	546,383
420	O’Reilly Automotive, Inc. *	144,619
2,552	RH *	305,781
1,663	Ross Stores, Inc.	138,362
7,657	Starbucks Corp.	493,111
4,014	Tapestry, Inc.	135,472
6,100	TJX Cos, Inc.	272,914
5,910	Walmart, Inc.	550,516
		5,433,161
	SEMICONDUCTORS - 1.0%
6,079	Intel Corp.	285,289

	SOFTWARE - 3.0%
3,511	Electronic Arts, Inc. *	277,053
2,705	Microsoft Corp.	274,747
2,811	Take-Two Interactive Software, Inc. *	289,364
		841,164
	TELECOMMUNICATIONS - 3.6%
18,153	Verizon Communications, Inc.	1,020,562

	TEXTILES - 1.0%
2,399	Mohawk Industries, Inc. *	280,587

	WATER - 0.5%
1,507	American Water Works Co, Inc.	136,790

	TOTAL COMMON STOCKS (Cost $18,638,853)	19,066,069

	SHORT-TERM INVESTMENTS - 24.7%
6,949,234	Federated Treasury Obligations Fund, Institutional Class, 2.31% **	6,949,234
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,949,234)	6,949,234

	TOTAL INVESTMENTS (Cost $25,588,087) - 92.6%	$26,015,303
	OTHER ASSETS LESS LIABILITIES - 7.4%	2,077,450
	NET ASSETS - 100.0%	$28,092,753

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL STRATEGIC ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	MUTUAL FUNDS - 76.7%
	DEBT FUNDS - 42.4%
77,924	Catalyst Insider Income Fund, Institutional Class +	$727,813
159,574	Catalyst/Stone Beach Income Opportunity Fund, Institutional Class +	1,496,805
204,208	Rational Income Opportunities Fund, Institutional Class +	2,052,265
		4,276,883
	EQUITY FUNDS - 34.3%
22,903	Catalyst Buyback Strategy Fund, Institutional Class +	222,844
12,960	Catalyst Insider Buying Fund, Institutional Class +	214,230
18,826	Catalyst IPOx Allocation Fund, Institutional Class +	218,946
158,642	Catalyst MLP & Infrastructure Fund, Institutional Class +	661,415
10,884	Catalyst/MAP Global Equity Fund, Institutional Class +	142,317
17,772	Rational Dynamic Brands Fund, Institutional Class +	607,792
95,849	Rational NuWave Enhanced Market Opportunity Fund, Institutional Class +	1,396,518
		3,464,062

	TOTAL MUTUAL FUNDS (Cost - $8,062,828)	7,740,945

	EXCHANGE TRADED FUNDS - 19.3%
	EQUITY FUNDS - 19.3%
20,968	Strategy Shares Ecological Strategy ETF +	822,784
43,000	Strategy Shares NASDAQ 7 Handl Index ETF +	952,450
5,069	Strategy Shares US Market Rotation Strategy ETF +	169,964
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,823,718)	1,945,198

	SHORT-TERM INVESTMENTS - 0.5%
50,875	Federated Treasury Obligations Fund, Institutional Class, 2.31% *	50,875
	TOTAL SHORT-TERM INVESTMENTS (Cost - $50,875)	50,875

	TOTAL INVESTMENTS - 96.5% (Cost - $9,937,421)	$9,737,018
	OTHER ASSETS LESS LIABILITIES - 3.5%	359,426
	NET ASSETS - 100.0%	$10,096,444

ETF - Exchange Traded Fund.

+	Investment in affiliate.

*	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL/ RESOLVE ADAPTIVE ASSET ALLOCATION FUND (Formerly, RATIONAL DYNAMIC MOMENTUM FUND)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 95.2%
28,525,426	Fidelity Institutional Government Portfolio , Institutional Class, 2.29% * +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $28,525,426)	$28,525,426

	TOTAL INVESTMENTS - 95.2% (Cost - $28,525,426)	$28,525,426
	OTHER ASSETS LESS LIABILITIES - 4.8%	1,425,767
	NET ASSETS - 100.0%	$29,951,193

*	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

+	All or a portion of this investment is a holding of the RDMF Fund, Ltd.

				Unrealized
				Appreciaion /
Long Contracts		Notional Amount ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 3.2%
109	DJ US Real Estate	3,226,400	March-19	(124,310)
5	S&P 500 Emini Future	626,300	March-19	(8,103)
360	US 10 YR Note (CBT)	43,925,625	March-19	785,281
85	US Long Bond (CBT)	12,410,000	March-19	307,813
	Total Unrealized Appreciation/Depreciation from Open Futures Contracts			$960,681

See accompanying notes to consolidated financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 87.5%
	AEROSPACE/DEFENSE - 0.4%
300	United Technologies Corp. +	$31,944

	AGRICULTURE - 1.3%
2,400	Altria Group, Inc. +	118,536

	AIRLINES - 0.6%
1,000	Delta Air Lines, Inc. +	49,900

	AUTO MANUFACTURERS - 0.9%
1,400	PACCAR, Inc. +	79,996

	AUTO PARTS & EQUIPMENT - 0.5%
400	Lear Corp. +	49,144

	BANKS - 7.8%
500	First Republic Bank +	43,450
2,000	JP Morgan Chase & Co. +	195,240
1,800	Northern Trust Corp. +	150,462
2,700	Toronto-Dominion Bank +	134,244
3,700	US Bancorp +	169,090
		692,486
	BIOTECHNOLOGY - 1.5%
700	Amgen, Inc. +	136,269

	CHEMICALS - 2.4%
300	International Flavors & Fragrances, Inc. +	40,281
2,100	LyondellBasell Industries NV +	174,636
		214,917
	COMMERCIAL SERVICES - 0.4%
200	FleetCor Technologies, Inc. + *	37,144

	COMPUTERS - 8.1%
1,100	Accenture PLC +	155,111
1,300	Apple, Inc. +	205,062
3,200	International Business Machines Corp. +	363,744
		723,917
	COSMETICS/PERSONAL CARE - 2.9%
4,300	Colgate-Palmolive Co. +	255,936

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
700	Intercontinental Exchange, Inc. +	52,731

	ELECTRIC - 5.4%
4,400	PPL Corp. +	124,652
1,500	Sempra Energy +	162,285
4,400	Southern Co. +	193,248
		480,185
	ELECTRONICS - 0.4%
500	TE Connectivity Ltd. +	37,815

	FOOD - 2.8%
2,300	General Mills, Inc. +	89,562
700	Kellogg Co. +	39,907
2,900	Mondelez International, Inc. +	116,087
		245,556
	HEALTHCARE-PRODUCTS - 2.2%
1,100	Danaher Corp. +	113,432
900	Medtronic PLC +	81,864
		195,296
	HEALTHCARE-SERVICES - 1.8%
1,400	Universal Health Services, Inc. +	163,184

See accompanying notes to financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCK S- 87.5% (Continued)
	HOME BUILDERS - 1.1%
2,900	DR Horton, Inc. +	$100,514

	HOUSEHOLD PRODUCTS/WARES - 3.2%
2,500	Kimberly-Clark Corp. +	284,850

	INSURANCE - 0.6%
600	Allstate Corp. +	49,578

	INTERNET - 1.6%
300	Alibaba Group Holding Ltd. - ADR * +	41,121
100	Alphabet, Inc. * +	104,496
		145,617
	MACHINERY - DIVERSIFIED - 1.1%
300	Rockwell Automation, Inc. +	45,144
200	Roper Technologies, Inc. +	53,304
		98,448
	MEDIA - 5.8%
5,300	Comcast Corp. +	180,465
3,100	Walt Disney Co. +	339,915
		520,380
	MINING - 4.2%
10,900	Newmont Mining Corp. +	377,685

	MISCELLANEOUS MANUFACTURING - 3.5%
1,500	Eaton Corp. PLC +	102,990
2,300	Ingersoll-Rand PLC +	209,829
		312,819
	OIL & GAS - 6.0%
1,300	Chevron Corp. +	141,427
4,000	Exxon Mobil Corp. +	272,760
2,000	Marathon Petroleum Corp. +	118,020
		532,207
	PHARMACEUTICALS - 8.8%
1,900	CVS Health Corp. +	124,488
3,500	Johnson & Johnson +	451,675
2,700	Merck & Co., Inc. +	206,307
		782,470
	REITS - 0.3%
400	Realty Income Corp. +	25,216

	RETAIL - 2.3%
1,200	Home Depot, Inc. +	206,184

	SEMICONDUCTORS - 3.4%
700	Broadcom, Inc. +	177,996
2,700	Intel Corp. +	126,711
		304,707
	SOFTWARE - 1.6%
500	Fidelity National Information Services, Inc. +	51,275
900	Microsoft Corp. +	91,413
		142,688
	TELECOMMUNICATIONS - 1.5%
2,100	T-Mobile US, Inc. * +	133,581

	TOYS & GAMES - 2.5%
2,700	Hasbro, Inc. +	219,375

	TOTAL COMMON STOCKS (Cost - $8,444,081)	7,801,275

See accompanying notes to financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

	EXCHANGE TRADED FUNDS - 2.8%
1,000	SPDR S&P 500 ETF Trust +	$249,920
	TOTAL EXCHANGE TRADED FUNDS (Cost - $242,920)	249,920

Shares
	SHORT TERM INVESTMENTS - 7.5%
673,802	Fidelity Institutional Government Portfolio - Institutional Class, 2.29% **	673,802
	TOTAL SHORT-TERM INVESTMENTS (Cost - $673,802)	$673,802

	TOTAL INVESTMENTS - 97.8% (Cost - $9,360,803)	$8,724,997
	OTHER ASSETS LESS LIABILITIES - 2.2%	194,576
	NET ASSETS - 100.0%	$8,919,573

			Notional	Expiration	Exercise Price
Contracts ^		Counter party	Amount (S)	Date	($)	Value
	CALL OPTIONS WRITTEN * - (4.7)%
5	Accenture PLC	Credit Suisse	75,000	1/17/2020	150.00	$5,150
6	Accenture PLC	Credit Suisse	93,000	1/17/2020	155.00	4,860
3	Alibaba Group Holding Ltd.	Credit Suisse	45,000	1/18/2019	150.00	240
6	Allstate Corp.	Credit Suisse	54,000	7/19/2019	90.00	1,650
1	Alphabet, Inc.	Credit Suisse	110,000	6/21/2019	1,100.00	6,510
7	Altria Group, Inc.	Credit Suisse	42,000	1/18/2019	60.00	35
8	Altria Group, Inc.	Credit Suisse	50,000	3/15/2019	62.50	292
9	Altria Group, Inc.	Credit Suisse	51,750	6/21/2019	57.50	729
5	Amgen, Inc.	Credit Suisse	97,500	1/17/2020	195.00	9,645
2	Amgen, Inc.	Credit Suisse	40,000	1/17/2020	200.00	3,340
11	Apple, Inc.	Credit Suisse	192,500	3/15/2019	175.00	3,828
2	Apple, Inc.	Credit Suisse	38,000	6/21/2019	190.00	696
7	Broadcom, Inc.	Credit Suisse	168,000	6/21/2019	240.00	22,540
13	Chevron Corp.	Credit Suisse	156,000	3/15/2019	120.00	1,430
10	Colgate-Palmolive Co.	Credit Suisse	67,500	1/17/2020	67.50	2,535
33	Colgate-Palmolive Co.	Credit Suisse	222,750	5/17/2019	67.50	3,663
20	Comcast Corp.	Credit Suisse	75,000	3/15/2019	37.50	1,140
33	Comcast Corp.	Credit Suisse	123,750	6/21/2019	37.50	4,224
3	CVS Health Corp.	Credit Suisse	22,500	1/17/2020	75.00	1,191
7	CVS Health Corp.	Credit Suisse	50,750	1/18/2019	72.50	91
9	CVS Health Corp.	Credit Suisse	69,750	5/17/2019	77.50	1,017
8	Danaher Corp.	Credit Suisse	78,000	3/15/2019	97.50	7,120
3	Danaher Corp.	Credit Suisse	31,500	6/21/2019	105.00	1,845
10	Delta Air Lines, Inc.	Credit Suisse	55,000	6/21/2019	55.00	2,290
29	DR Horton, Inc.	Credit Suisse	107,300	2/15/2019	37.00	2,784
15	Eaton Corp. PLC	Credit Suisse	112,500	1/17/2020	75.00	5,850
40	Exxon Mobil Corp.	Credit Suisse	310,000	1/17/2020	77.50	9,840
5	Fidelity National Information Services, Inc.	Credit Suisse	52,500	1/18/2019	105.00	570
5	First Republic Bank	Credit Suisse	47,500	5/17/2019	95.00	1,525
2	FleetCor Technologies, Inc.	Credit Suisse	42,000	5/17/2019	210.00	1,210
11	General Mills, Inc.	Credit Suisse	44,000	1/18/2019	40.00	429
12	General Mills, Inc.	Credit Suisse	48,000	4/18/2019	40.00	1,812
27	Hasbro, Inc.	Credit Suisse	229,500	7/19/2019	85.00	15,741
12	Home Depot, Inc.	Credit Suisse	210,000	1/17/2020	175.00	19,260
23	Ingersoll-Rand PLC	Credit Suisse	224,250	6/21/2019	97.50	9,200
27	Intel Corp.	Credit Suisse	135,000	4/18/2019	50.00	5,265
7	Intercontinental Exchange, Inc.	Credit Suisse	52,500	1/17/2020	75.00	5,481
32	International Business Machines Corp.	Credit Suisse	384,000	6/21/2019	120.00	15,616
3	International Flavors & Fragrances, Inc.	Credit Suisse	43,500	2/15/2019	145.00	458
16	Johnson & Johnson	Credit Suisse	208,000	1/17/2020	130.00	17,440
19	Johnson & Johnson	Credit Suisse	247,000	6/21/2019	130.00	14,440
20	JPMorgan Chase & Co.	Credit Suisse	220,000	6/21/2019	110.00	3,800

See accompanying notes to financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

			Notional	Expiration	Exercise Price
Contracts ^		Counter party	Amount (S)	Date	($)	Value
	CALL OPTIONS WRITTEN * - (4.7)% (Continued)
7	Kellogg Co.	Credit Suisse	45,500	6/21/2019	65.00	$826
15	Kimberly-Clark Corp.	Credit Suisse	165,000	1/17/2020	110.00	17,550
10	Kimberly-Clark Corp.	Credit Suisse	115,000	1/17/2020	115.00	9,300
4	Lear Corp.	Credit Suisse	50,000	1/18/2019	125.00	1,480
21	LyondellBasell Industries NV	Credit Suisse	189,000	1/17/2020	90.00	12,075
20	Marathon Petroleum Corp.	Credit Suisse	130,000	1/17/2020	65.00	10,540
9	Medtronic PLC	Credit Suisse	81,000	1/18/2019	90.00	2,340
27	Merck & Co, Inc.	Credit Suisse	175,500	6/21/2019	65.00	33,615
9	Microsoft Corp.	Credit Suisse	99,000	6/21/2019	110.00	4,500
29	Mondelez International, Inc.	Credit Suisse	127,600	6/21/2019	44.00	2,523
109	Newmont Mining Corp.	Credit Suisse	403,300	6/21/2019	37.00	22,236
15	Northern Trust Corp.	Credit Suisse	135,000	7/19/2019	90.00	6,375
3	Northern Trust Corp.	Credit Suisse	28,500	7/19/2019	95.00	847
14	PACCAR, Inc.	Credit Suisse	88,200	5/17/2019	63.00	2,940
44	PPL Corp.	Credit Suisse	136,400	7/19/2019	31.00	2,970
4	Realty Income Corp.	Credit Suisse	24,000	3/15/2019	60.00	1,708
3	Rockwell Automation Inc.	Credit Suisse	51,000	4/18/2019	170.00	960
2	Roper Technologies, Inc.	Credit Suisse	58,000	5/17/2019	290.00	1,910
15	Sempra Energy	Credit Suisse	180,000	7/19/2019	120.00	3,712
44	Southern Co.	Credit Suisse	202,400	2/15/2019	46.00	2,332
10	SPDR S&P 500 ETF Trust	Credit Suisse	238,000	1/4/2019	238.00	11,670
5	TE Connectivity Ltd.	Credit Suisse	42,500	4/18/2019	85.00	500
21	T-Mobile US, Inc.	Credit Suisse	141,750	1/17/2020	67.50	14,438
27	Toronto-Dominion Bank	Credit Suisse	141,750	7/19/2019	52.50	3,645
3	United Technologies Corp.	Credit Suisse	37,500	1/17/2020	125.00	1,275
3	Universal Health Services, Inc.	Credit Suisse	40,500	4/18/2019	135.00	615
4	Universal Health Services, Inc.	Credit Suisse	52,000	7/19/2019	130.00	1,920
7	Universal Health Services, Inc.	Credit Suisse	94,500	7/19/2019	135.00	2,590
37	US Bancorp	Credit Suisse	194,250	1/17/2020	52.50	5,550
6	Walt Disney Co.	Credit Suisse	69,000	1/17/2020	115.00	5,040
12	Walt Disney Co.	Credit Suisse	138,000	6/21/2019	115.00	6,180
13	Walt Disney Co.	Credit Suisse	156,000	6/21/2019	120.00	4,459
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $450,911)					$415,403

PLC - Public Limited Company

+	All or a portion of the security is held as collateral for call options.

*	Non-income producing securities.

**	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

RATIONAL INCOME OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Principal Amount $		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 94.8%
	ASSET BACKED SECURITIES - 86.4%
100,000	Bear Sterns Commercial Mortgage Securities Trust 2005-TOP20 (a) ^		5.0927	10/12/2042	$83,269
45,741	CD Commercial Mortgage Trust 2017-CD3 (a)		4.5616	2/10/2050	45,193
100,000	CFCRE Commercial Mortgage Trust 2016-C3 (b) ^		2.8020	1/10/2048	54,420
123,000	CGGS Commercial Mortgage Trust 2018-WSS (b,c)	1 Month LIBOR + 2.30%	4.7551	2/15/2020	120,995
175,000	Commercial Mortgage Trust 2012-CR1 B		4.6120	5/15/2045	179,223
790,198	Commercial Mortgage Trust 2012-CR1 XA (a)		1.8676	5/15/2045	41,228
20,000	Commercial Mortgage Trust 2012-CR2 A4		3.1470	8/15/2045	19,948
147,032	Commercial Mortgage Trust 2012-CR3 A3		2.8220	10/15/2045	144,847
17,506	Commercial Mortgage Trust 2012-CR4 A2		1.8010	10/15/2045	16,991
80,000	Commercial Mortgage Trust 2012-CR4 AM		3.2510	10/15/2045	78,844
200,000	Commercial Mortgage Trust 2012-CR4 B (b)		3.7030	10/15/2045	192,127
1,032,204	Commercial Mortgage Trust 2013-CR7 XA (a)		1.2369	4/10/2023	40,658
153,000	Commercial Mortgage Trust 2013-LC13 D (a,b)		5.2714	8/10/2046	146,613
54,000	Commercial Mortgage Trust 2014-CR20 A3		3.3260	11/10/2047	53,819
150,000	GS Mortgage Securities Trust 2010-C1 (a,b)		5.6350	8/10/2043	153,342
250,000	GS Mortgage Securities Trust 2012-GCJ7 (a,b)		5.0000	5/10/2045	170,035
20,000	GS Mortgage Securities Trust 2013-GC16 (a)		5.1610	11/10/2046	21,179
167,764	GS Mortgage Securities Trust 2014-GC18 (a,b)		4.9959	1/10/2047	146,472
240,000	GS Mortgage Securities Trust 2014-GC22 (a)		4.6893	6/10/2047	240,021
100,000	GS Mortgage Securities Trust 2014-GC24 (a,b)		4.5293	9/10/2047	86,143
261,000	GS Mortgage Securities Trust 2014-GC26 (a,b)		4.5104	11/10/2047	225,827
170,000	GS Mortgage Securities Trust 2015-GC34		2.9790	10/10/2048	135,312
500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 (a,b) ^		4.0000	8/15/2046	310,556
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 (a,b)		5.1401	5/15/2045	182,400
121,161	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX (a,b)		5.1909	6/15/2045	111,743
100,000	JPMBB Commercial Mortgage Securities Trust 2013-C17 (a,b)		4.8914	1/15/2047	97,682
1,777,143	JPMBB Commercial Mortgage Securities Trust 2014-C19 (a)		1.1175	4/15/2047	29,234
10,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5		3.1760	8/15/2045	9,964
155,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 (a)		4.0821	7/15/2046	160,218
1,058,118	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C10 (a)		0.9943	12/15/2048	34,465
118,636	Starwood Retail Property Trust 2014-STAR (b,c) ^	1 Month LIBOR + 3.25%	5.7051	11/15/2027	101,731
100,000	Wells Fargo Commercial Mortgage Trust 2015-C29 (a)		4.2242	6/15/2048	86,192
130,000	Wells Fargo Commercial Mortgage Trust 2015-LC22 (a)		4.5425	9/15/2058	129,670
200,000	Wells Fargo Commercial Mortgage Trust 2016-C33 (b)		3.1230	3/15/2059	164,866
15,000	WF-RBS Commercial Mortgage Trust 2013-C12 (b)		4.4188	3/15/2048	13,795
93,658	WF-RBS Commercial Mortgage Trust 2014-C20		3.0360	5/15/2047	93,519
					3,922,541

	COMMERCIAL MORTGAGE OBLIGATIONS - 8.4%
230,000	FREMF 2015-K50 Mortgage Trust (a,b)		3.7790	10/25/2048	219,816
170,000	FREMF 2016-K52 Mortgage Trust (a,b)		3.9233	1/25/2049	163,012
					382,828

	TOTAL BONDS & NOTES (Cost - $4,295,943)				4,305,369

Shares
	EXCHANGE TRADED FUND - 2.0%
2,500	ProShares UltraShort 20+ Year Treasury				87,825
	TOTAL EXCHANGE TRADED FUND (Cost - $95,608)				87,825

	REITS- 1.3%
2,250	AGNC Investment Corp.				39,465
1,500	Armada Hoffler Properties, Inc.				21,090
	TOTAL REITS (Cost - $64,240)				60,555

	SHORT-TERM INVESTMENTS -1.7%
78,384	Federated Treasury Obligations Fund, Institutional Class, 2.31% *				78,384
	TOTAL SHORT-TERM INVESTMENTS (Cost - $78,384)

	TOTAL INVESTMENTS (Cost $4,534,175) - 99.8%				$4,532,133
	OTHER ASSETS LESS LIABILITIES - 0.2%				9,517
	NET ASSETS - 100.0%				$4,541,650

REIT - Real Estate Investment Trust

*	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $2,661,575 or 58.60% of net assets.

(c)	Variable rate security; the rate shown represents the rate on December 31, 2018.

^	The Advisor determined these securities are illiquid; total illiquid securities represent 12.11% of net assets.

See accompanying notes to financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5%
	ADVERTISING - 0.1%
130	Interpublic Group of Cos., Inc.	$2,682
66	Omnicom Group, Inc.	4,834
		7,516
	AEROSPACE/DEFENSE - 2.2%
94	Arconic, Inc.	1,585
3	Boeing Co.	968
354	General Dynamics Corp.	55,652
174	Lockheed Martin Corp.	45,560
251	Northrop Grumman Corp.	61,470
758	Raytheon Co.	116,239
744	United Technologies Corp.	79,221
		360,695
	AGRICULTURE - 1.9%
326	Altria Group, Inc.	16,101
5,021	Archer-Daniels-Midland Co.	205,710
2,180	British American Tobacco PLC - ADR	69,455
197	Philip Morris International, Inc.	13,152
		304,418
	AIRLINES - 0.4%
26	Alaska Air Group, Inc.	1,582
248	American Airlines Group, Inc.	7,963
44	Delta Air Lines, Inc.	2,196
26	JetBlue Airways Corp.*	418
503	Southwest Airlines Co.	23,379
404	United Continental Holdings, Inc. *	33,827
		69,365
	APPAREL - 0.6%
447	Hanesbrands, Inc.	5,601
1,143	Michael Kors Holdings Ltd. *	43,343
35	PVH Corp.	3,253
64	Ralph Lauren Corp.	6,621
184	Skechers U.S.A., Inc. *	4,212
592	VF Corp.	42,233
		105,263
	AUTO MANUFACTURERS - 0.3%
6,880	Ford Motor Co.	52,632
81	General Motors Co.	2,709
		55,341
	AUTO PARTS & EQUIPMENT - 0.3%
645	APTIV PLC	39,713
41	BorgWarner, Inc.	1,424
52	Goodyear Tire & Rubber Co.	1,061
		42,198
	BANKS - 1.3%
106	Bank of America Corp.	2,612
305	Bank of New York Mellon Corp.	14,356
296	BB&T Corp.	12,823
89	Citigroup, Inc.	4,633
56	Citizens Financial Group, Inc.	1,665
48	Comerica, Inc.	3,297
69	Fifth Third Bancorp	1,624
122	Goldman Sachs Group, Inc.	20,380
223	Huntington Bancshares, Inc.	2,658
548	JPMorgan Chase & Co.	53,496
37	M&T Bank Corp.	5,296
276	Morgan Stanley	10,943
22	PNC Financial Services Group, Inc.	2,572
151	Regions Financial Corp.	2,020

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	BANKS - 1.3% (Continued)
15	State Street Corp.	$946
1,680	US Bancorp	76,776
61	Wells Fargo & Co.	2,811
40	Zions Bancorporation	1,630
		220,538
	BEVERAGES - 2.2%
4,306	Coca-Cola Co.	203,889
613	Constellation Brands, Inc.	98,583
1,835	Keurig Dr Pepper, Inc.	47,049
14	Molson Coors Brewing Co.	786
30	Monster Beverage Corp. *	1,477
164	PepsiCo, Inc.	18,119
		369,903
	BIOTECHNOLOGY - 0.8%
39	Alexion Pharmaceuticals, Inc. *	3,797
86	Amgen, Inc.	16,742
9	BioMarin Pharmaceutical, Inc. *	766
244	Bluebird Bio, Inc. *	24,205
916	Celgene Corp. *	58,706
196	Gilead Sciences, Inc.	12,260
6	Illumina, Inc. *	1,800
27	Incyte Corp. *	1,717
24	Regeneron Pharmaceuticals, Inc. *	8,964
7	United Therapeutics Corp. *	762
		129,719
	BUILDING MATERIALS - 0.1%
92	Johnson Controls International PLC	2,728
17	Martin Marietta Materials, Inc.	2,922
200	Masco Corp.	5,848
9	Vulcan Materials Co.	889
		12,387
	CHEMICALS - 0.8%
278	Air Products & Chemicals, Inc.	44,494
73	CF Industries Holdings, Inc.	3,176
23	DowDuPont, Inc.	1,230
48	Eastman Chemical Co.	3,509
411	Linde PLC	64,133
43	LyondellBasell Industries NV	3,576
54	Mosaic Co.	1,577
8	PPG Industries, Inc.	818
26	Sherwin-Williams Co.	10,230
		132,743
	COMMERCIAL SERVICES - 3.1%
92	Automatic Data Processing, Inc.	12,063
818	Ecolab, Inc.	120,532
700	Equifax, Inc.	65,191
28	FleetCor Technologies, Inc. *	5,200
16	H&R Block, Inc.	406
161	Moody’s Corp.	22,546
84	Nielsen Holdings PLC	1,960
791	S&P Global, Inc.	134,422
368	United Rentals, Inc. *	37,731
568	Verisk Analytics, Inc. *	61,935
3,011	Western Union Co.	51,368
		513,354

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	COMPUTERS - 3.1%
389	Accenture PLC	$54,853
568	Apple, Inc.	89,596
795	Check Point Software Technologies Ltd. *	81,607
222	Cognizant Technology Solutions Corp.	14,093
695	DXC Technology Co.	36,953
101	Hewlett Packard Enterprise Co.	1,334
116	HP, Inc.	2,373
2,441	Infosys Ltd. - ADR	23,238
1,044	International Business Machines Corp.	118,672
206	NetApp, Inc.	12,292
77	Seagate Technology PLC	2,972
1,990	Western Digital Corp.	73,570
		511,553
	COSMETICS/PERSONAL CARE - 0.8%
176	Colgate-Palmolive Co.	10,475
31	Estee Lauder Cos., Inc.	4,033
801	Procter & Gamble Co.	73,628
876	Unilever NV	47,129
		135,265
	DISTRIBUTION/WHOLESALE - 0.2%
12	Fastenal Co.	627
88	WW Grainger, Inc.	24,848
		25,475
	DIVERSIFIED FINANCIAL SERVICES - 3.4%
33	Alliance Data Systems Corp.	4,953
731	American Express Co.	69,679
113	Ameriprise Financial, Inc.	11,794
25	BlackRock, Inc.	9,820
48	Capital One Financial Corp.	3,628
442	Charles Schwab Corp.	18,356
1,021	CME Group, Inc.	192,071
35	E*TRADE Financial Corp.	1,536
78	Franklin Resources, Inc.	2,313
1,467	Intercontinental Exchange, Inc.	110,509
2,536	Invesco Ltd.	42,453
52	Mastercard, Inc.	9,810
261	Nasdaq, Inc.	21,290
366	T Rowe Price Group, Inc.	33,789
16	TD Ameritrade Holding Corp.	783
166	Visa, Inc.	21,902
		554,686
	ELECTRIC - 4.0%
154	American Electric Power Co., Inc.	11,510
536	CenterPoint Energy, Inc.	15,131
152	CMS Energy Corp.	7,547
537	Dominion Energy, Inc.	38,374
678	Duke Energy Corp.	58,511
120	Edison International	6,812
93	Entergy Corp.	8,005
813	Eversource Energy	52,878
2,212	Exelon Corp.	99,761
466	FirstEnergy Corp.	17,498
725	NextEra Energy, Inc.	126,019
555	NRG Energy, Inc.	21,978
2,517	PG&E Corp. *	59,779
189	PPL Corp.	5,354
237	Public Service Enterprise Group, Inc.	12,336
43	Southern Co.	1,889
464	WEC Energy Group, Inc.	32,137
1,491	Xcel Energy, Inc.	73,462
		648,981

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
204	Universal Display Corp.	$19,088

	ELECTRONICS - 2.3%
64	Agilent Technologies, Inc.	4,317
906	Amphenol Corp.	73,404
235	Corning, Inc.	7,099
1,938	Honeywell International, Inc.	256,049
533	TE Connectivity Ltd.	40,311
		381,180
	ENERGY-ALTERNATIVE SOURCES- 0.0%
72	First Solar, Inc. *	3,057

	ENGINEERING & CONSTRUCTION - 0.1%
317	Fluor Corp.	10,207

	ENVIRONMENTAL CONTROL - 1.2%
1,185	Republic Services, Inc.	85,427
1,181	Waste Management, Inc.	105,097
		190,524
	FOOD - 3.4%
3,332	Conagra Brands, Inc.	71,172
91	General Mills, Inc.	3,544
49	Hershey Co.	5,252
105	JM Smucker Co.	9,816
1,074	Kellogg Co.	61,229
2,760	Kraft Heinz Co.	118,790
1,671	Kroger Co.	45,953
2,077	Mondelez International, Inc.	83,142
2,302	Sysco Corp.	144,243
151	Tyson Foods, Inc.	8,063
		551,204
	FOREST PRODUCTS & PAPER - 0.0%
166	International Paper, Co.	6,700

	HAND/MACHINE TOOLS - 0.0%
6	Stanley Black & Decker, Inc.	718

	HEALTHCARE-PRODUCTS - 4.3%
1,281	Abbott Laboratories	92,655
1,149	Baxter International, Inc.	75,627
255	Becton Dickinson and Co.	57,456
147	Boston Scientific Corp. *	5,195
798	Danaher Corp.	82,290
213	DENTSPLY SIRONA, Inc.	7,926
131	Edwards Lifesciences Corp. *	20,065
65	Henry Schein, Inc. *	5,104
25	Hologic, Inc. *	1,027
14	Intuitive Surgical, Inc. *	6,705
2,309	Medtronic PLC	210,027
141	Stryker Corp.	22,102
392	Thermo Fisher Scientific, Inc.	87,726
309	Zimmer Biomet Holdings, Inc.	32,049
		705,954
	HEALTHCARE-SERVICES - 0.9%
90	Anthem, Inc.	23,637
150	Centene Corp. *	17,295
293	DaVita, Inc. *	15,078
11	HCA Healthcare, Inc.	1,369
15	Humana, Inc.	4,297
52	Laboratory Corp. of America Holdings *	6,571
401	Quest Diagnostics, Inc.	33,391
160	UnitedHealth Group, Inc.	39,859
17	Universal Health Services, Inc.	1,981
		143,478

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	HOME BUILDERS - 0.2%
414	DR Horton, Inc.	$14,349
498	Lennar Corp.	19,497
20	PulteGroup, Inc.	520
		34,366
	HOME FURNISHINGS - 0.0%
25	Whirlpool Corp.	2,672

	HOUSEHOLD PRODUCTS/WARES - 0.2%
173	Clorox Co.	26,666
19	Kimberly-Clark Corp.	2,165
		28,831
	HOUSEWARES - 0.0%
375	Newell Brands, Inc.	6,971

	INSURANCE - 3.9%
483	Aflac, Inc.	22,006
466	Allstate Corp.	38,506
661	Aon PLC	96,083
540	Berkshire Hathaway, Inc. *	110,257
458	Chubb Ltd.	59,164
875	Hartford Financial Services Group, Inc.	38,894
64	Lincoln National Corp.	3,284
1,020	Marsh & McLennan Cos., Inc.	81,345
123	MetLife, Inc.	5,050
101	Principal Financial Group, Inc.	4,461
1,457	Progressive Corp.	87,901
79	Prudential Financial, Inc.	6,442
681	Travelers Cos., Inc.	81,550
		634,943
	INTERNET - 1.8%
4	Alibaba Group Holding Ltd. - ADR *	548
17	Alphabet, Inc. *	17,605
7	Amazon.com, Inc. *	10,514
210	Baidu, Inc. - ADR *	33,306
3	Booking Holdings, Inc. *	5,167
683	eBay, Inc. *	19,172
335	Expedia Group, Inc.	37,738
232	F5 Networks, Inc. *	37,591
294	Facebook, Inc. *	38,541
114	Netflix, Inc. *	30,513
8	Palo Alto Networks, Inc. *	1,507
140	Symantec Corp.	2,645
631	TripAdvisor, Inc. *	34,036
218	Twitter, Inc. *	6,265
124	VeriSign, Inc. *	18,388
		293,536
	IRON/STEEL - 0.5%
390	Nucor Corp.	20,206
3,453	United States Steel Corp.	62,983
		83,189
	LEISURE TIME - 0.1%
400	Carnival Corp.	19,720
9	Harley-Davidson, Inc.	307
5	Polaris Industries, Inc.	383
20	Royal Caribbean Cruises Ltd.	1,956
		22,366
	LODGING - 0.4%
33	Marriott International, Inc.	3,583
109	MGM Resorts International	2,644
70	Wyndham Worldwide Corp.	2,509
622	Wynn Resorts Ltd.	61,522
		70,258

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	MACHINERY- CONSTRUCTION & MINING- 0.0%
26	Caterpillar, Inc.	$3,304

	MACHINERY-DIVERSIFIED - 0.1%
17	Cummins, Inc.	2,272
59	Deere & Co.	8,801
22	Dover Corp.	1,561
		12,634
	MEDIA - 2.3%
123	CBS Corp.	5,378
33	Charter Communications, Inc. *	9,404
46	Comcast Corp.	1,566
2,018	Discovery, Inc. *	49,925
30	DISH Network Corp. *	749
258	Liberty Global PLC *	5,506
2,541	Twenty-First Century Fox, Inc.	122,273
126	Viacom, Inc.	3,238
1,614	Walt Disney Co.	176,975
		375,014
	MINING - 0.2%
2,479	Freeport-McMoRan, Inc.	25,558
103	Newmont Mining Corp.	3,569
		29,127
	MISCELLANEOUS MANUFACTURING - 1.0%
110	3M Co.	20,959
393	Eaton Corp PLC	26,983
6,016	General Electric Co.	45,541
207	Illinois Tool Works, Inc.	26,225
217	Ingersoll-Rand PLC	19,797
20	Parker-Hannifin Corp.	2,983
422	Textron, Inc.	19,408
		161,896
	OFFICE/BUSINESS EQUIPMENT - 0.0%
281	Xerox Corp.	5,553

	OIL & GAS - 3.4%
1,206	Anadarko Petroleum Corp.	52,871
1,557	Apache Corp.	40,871
89	Cabot Oil & Gas Corp.	1,989
152	Cimarex Energy Co.	9,371
47	Concho Resources, Inc. *	4,831
55	ConocoPhillips	3,429
674	Continental Resources, Inc. *	27,088
3,001	Devon Energy Corp.	67,643
195	EOG Resources, Inc.	17,006
391	EQT Corp.	7,386
380	Exxon Mobil Corp.	25,912
10	Helmerich & Payne, Inc.	479
832	Hess Corp.	33,696
455	HollyFrontier Corp.	23,260
1,016	Marathon Oil Corp.	14,570
518	Marathon Petroleum Corp.	30,567
170	Murphy Oil Corp.	3,976
1,827	Newfield Exploration Co. *	26,784
1,684	Noble Energy, Inc.	31,592
555	Occidental Petroleum Corp.	34,066
174	Phillips 66	14,990
53	Pioneer Natural Resources Co.	6,971
3,020	Range Resources Corp.	28,901
2,658	Transocean Ltd. *	18,447
125	Valero Energy Corp.	9,371
1,335	Whiting Petroleum Corp. *	30,291
		566,358

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	OIL & GAS SERVICES - 1.0%
184	Baker Hughes a GE Co.	$3,956
3,471	Halliburton Co.	92,259
615	National Oilwell Varco, Inc.	15,806
1,522	Schlumberger Ltd.	54,914
225	TechnipFMC PLC	4,405
		171,340
	PACKAGING & CONTAINERS - 0.5%
1,581	Ball Corp.	72,694
51	Sealed Air Corp.	1,777
		74,471
	PHARMACEUTICALS - 2.8%
270	Allergan PLC	36,088
22	AmerisourceBergen Corp.	1,637
797	Bristol-Myers Squibb Co.	41,428
129	Cardinal Health, Inc.	5,753
204	Eli Lilly & Co.	23,607
99	Johnson & Johnson	12,776
1,187	Merck & Co., Inc.	90,699
773	Mylan NV *	21,180
149	Perrigo Co PLC	5,774
3,953	Pfizer, Inc.	172,549
3,203	Teva Pharmaceutical Industries Ltd. *	49,390
		460,881
	PIPELINES - 0.7%
103	Enbridge, Inc.	3,201
370	Energy Transfer Partners LP	4,888
3,591	Kinder Morgan, Inc.	55,229
987	ONEOK, Inc.	53,249
304	Williams Cos., Inc.	6,703
		123,270
	REAL ESTATE - 0.0%
143	CBRE Group, Inc. *	5,726

	REITS - 3.9%
888	American Tower Corp.	140,473
6,446	Annaly Capital Management, Inc.	63,300
75	AvalonBay Communities, Inc.	13,054
122	Boston Properties, Inc.	13,731
247	Crown Castle International Corp.	26,832
11	Equinix, Inc.	3,878
474	Equity Residential	31,289
1,262	HCP, Inc.	35,248
1,720	Host Hotels & Resorts, Inc.	28,672
382	Prologis, Inc.	22,431
334	Public Storage	67,605
236	SBA Communications Corp. *	38,206
106	Simon Property Group, Inc.	17,807
583	Ventas, Inc.	34,158
151	Vornado Realty Trust	9,366
878	Welltower, Inc.	60,942
1,440	Weyerhaeuser Co.	31,478
		638,470
	RETAIL - 5.4%
464	Advance Auto Parts, Inc.	73,061
117	AutoZone, Inc. *	98,086
2,189	Bed Bath & Beyond, Inc.	24,779
15	CarMax, Inc. *	941
8	Chipotle Mexican Grill, Inc. *	3,454
7	Darden Restaurants, Inc.	699
111	Dollar General Corp.	11,997
12	Foot Locker, Inc.	638
20	Gap, Inc.	515

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	RETAIL - 5.4% (Continued)
137	Home Depot, Inc.	$23,539
307	L Brands, Inc.	7,881
167	Lowe’s Cos., Inc.	15,424
214	Macy’s, Inc.	6,373
733	McDonald’s Corp.	130,159
288	Nordstrom, Inc.	13,424
151	O’Reilly Automotive, Inc. *	51,994
15	Ross Stores, Inc.	1,248
189	Signet Jewelers Ltd.	6,005
1,844	Starbucks Corp.	118,754
871	Tapestry, Inc.	29,396
19	Target Corp.	1,256
462	Tiffany & Co.	37,196
1,024	TJX Cos., Inc.	45,814
369	Tractor Supply Co.	30,789
52	Urban Outfitters, Inc. *	1,726
290	Walgreens Boots Alliance, Inc.	19,816
1,013	Walmart, Inc.	94,361
381	Yum! Brands, Inc.	35,021
		884,346
	SEMICONDUCTORS - 1.5%
2,222	Advanced Micro Devices, Inc. *	41,018
108	Analog Devices, Inc.	9,270
4	Broadcom, Inc.	1,017
166	Intel Corp.	7,790
21	Lam Research Corp.	2,860
217	Marvell Technology Group Ltd.	3,513
1,135	Micron Technology, Inc. *	36,013
460	NVIDIA Corp.	61,410
40	Qorvo, Inc. *	2,429
169	QUALCOMM, Inc.	9,618
869	Xilinx, Inc.	74,013
		248,951
	SOFTWARE - 5.5%
1,779	Activision Blizzard, Inc.	82,848
4	Adobe Systems, Inc. *	905
28	Akamai Technologies, Inc. *	1,710
5	Autodesk, Inc. *	643
177	Cerner Corp. *	9,282
843	Citrix Systems, Inc.	86,374
905	Electronic Arts, Inc. *	71,413
1,047	Fidelity National Information Services, Inc.	107,370
1,400	Fiserv, Inc. *	102,886
53	Intuit, Inc.	10,433
493	Microsoft Corp.	50,074
1,739	Oracle Corp.	78,516
614	Paychex, Inc.	40,002
1,089	Red Hat, Inc. *	191,272
12	salesforce.com, Inc. *	1,644
16	ServiceNow, Inc. *	2,849
46	Splunk, Inc. *	4,823
308	Vmware, Inc.	42,236
51	Workday, Inc. *	8,144
		893,424

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMON STOCKS - 76.5% (Continued)
	TELECOMMUNICATIONS - 2.2%
1,409	AT&T, Inc.	$40,213
3,863	CenturyLink, Inc.	58,524
142	Cisco Systems, Inc.	6,153
119	Juniper Networks Inc	3,202
130	Motorola Solutions, Inc.	14,955
845	Sprint Corp. *	4,918
2,029	T-Mobile US, Inc. *	129,065
1,446	Verizon Communications, Inc.	81,294
809	Vodafone Group PLC	15,598
		353,922
	TEXTILES - 0.4%
508	Mohawk Industries, Inc. *	59,416

	TOYS & GAMES - 0.0%
13	Hasbro, Inc.	1,056
153	Mattel, Inc. *	1,529
		2,585
	TRANSPORTATION - 0.6%
568	CSX Corp.	35,290
125	FedEx Corp.	20,166
211	Kansas City Southern	20,140
21	Norfolk Southern Corp.	3,141
88	Union Pacific Corp.	12,164
		90,901

	TOTAL COMMON STOCKS (Cost - $12,898,219)	12,550,231

	EXCHANGE TRADED FUNDS - 2.2%
644	Invesco QQQ Trust Series 1	99,343
36	iShares Russell 2000 ETF	4,820
1,004	SPDR S&P 500 ETF Trust	250,920
	TOTAL EXCHANGE TRADED FUNDS (Cost - $355,267)	355,083

	SHORT-TERM INVESTMENTS - 11.0%
1,806,881	Federated Treasury Obligations, Institutional Class, 2.31% **	1,806,881
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,806,881)

	TOTAL INVESTMENTS - 89.7% (Cost - $15,060,367)	$14,712,195
	OTHER ASSETS LESS LIABILITIES - 10.3%	1,684,019
	NET ASSETS - 100.0%	$16,396,214

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-income producing securities.

**	Rate shown represents the rate at December 31, 2018, and is subject to change and resets daily.

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

					Unrealized
			Underlying Face		Appreciation /
Long Contracts		Counterparty	Amount at Value ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 0.5%
34	90 Day Sterling Future	ADM	5,355,698	September-19	$(1,887)
15	Australian 10Y Bond Future	ADM	1,401,048	March-19	10,658
5	CAC40 10 Euro Future	ADM	270,269	January-19	1,190
1	E-Mini Russell 2000 Future	ADM	67,450	March-19	3,387
5	Japanese 10 Year Bond (OSE)	ADM	6,948,913	March-19	12,378
8	Live Cattle Future +	ADM	404,000	April-19	9,067
14	Long Guilt Future	ADM	2,196,171	March-19	4,633
33	Natural Gas Future +	ADM	970,200	February-19	(240,805)
5	Nikkei 225 (SGX) Future	ADM	454,245	March-19	6,182
3	S&P/TSX 60 IX Future	ADM	376,614	March-19	1,215
10	Sugar #11 (WORLD) Future +	ADM	135,520	May-19	(7,472)
96	US 10 Year Note (CBT) Future	ADM	11,713,500	March-19	261,511
15	WTI Crude Future +	ADM	681,150	February-19	22,592
	Net Unrealized Appreciation From Open Long Futures Contracts				$82,649

					Unrealized
			Underlying Face		Appreciation /
Short Contracts		Counterparty	Amount at Value ($)	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.6)%
(2)	3 Month Euro Future	ADM	(573,147)	September-19	$(57)
(5)	90 Day Euro Future	ADM	(1,216,750)	September-19	(1,562)
(15)	AUD/USD Currency Future	ADM	(1,057,800)	March-19	4,201
(6)	BP Currency Future	ADM	(479,625)	March-19	(4,440)
(8)	C$ Currency Future	ADM	(588,080)	March-19	2,821
(6)	Coffee Future +	ADM	(229,163)	March-19	5,756
(1)	Copper Future +	ADM	(65,775)	March-19	1,175
(10)	Corn Future +	ADM	(187,500)	March-19	1,319
(16)	Euro FX Currency Future	ADM	(2,304,500)	March-19	(5,500)
(74)	Euro-Bund Future	ADM	(13,834,361)	March-19	(75,532)
(2)	FTSE 100 Future	ADM	(169,618)	March-19	(1,643)
(1)	FTSE/MIB Future	ADM	(104,061)	March-19	2,102
(3)	Gasoline Future +	ADM	(164,065)	February-19	15,018
(7)	Gold 100 Oz Future +	ADM	(896,910)	February-19	(27,099)
(2)	Hang Seng Future	ADM	(330,219)	January-19	(1,853)
(4)	Japanese Yen Future	ADM	(458,550)	March-19	(10,018)
(1)	LME Aluminum Future +	ADM	(46,026)	March-19	3,493
(1)	LME Aluminum Future +	ADM	(46,189)	March-19	2,020
(1)	LME Copper Future +	ADM	(149,125)	March-19	396
(15)	Mexican Peso Future	ADM	(376,950)	March-19	(3,501)
(20)	Platinum Future +	ADM	(800,600)	April-19	1,957
(2)	S&P500 E-mini Future	ADM	(250,520)	March-19	(571)
(1)	Silver Future +	ADM	(77,700)	March-19	(3,709)
(2)	Soybean Future +	ADM	(89,500)	March-19	(827)
(3)	Wheat Future +	ADM	(75,488)	March-19	802
	Net Unrealized Depreciation From Open Short Futures Contracts				$(95,252)
	Total Unrealized Depreciation from Open Futures Contracts				$(12,603)

+	All or a portion of this investment is a holding of the RNW Fund, Ltd.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2018

	Rational	Rational		Rational	Rational
	Dividend Capture	Hedged Return		Dynamic Brands	Strategic Allocation
	Fund	Fund		Fund	Fund

ASSETS:
Investments in Unaffiliated securities, at cost	$21,669,619	$20,303,578		$25,588,087	$50,875
Investments in Affiliated securities, at cost	—	—		—	9,886,546
Total Securities at Cost	21,669,619	20,303,578		25,588,087	9,937,421

Investments in Unaffiliated securities, at value	$19,059,359	$20,303,578		$26,015,303	$50,875
Investments in Affiliated securities, at value	—	—		—	9,686,143
Total Securities at Value	$19,059,359	$20,303,578		$26,015,303	$9,737,018
Deposits with Brokers for options	62	16,458,888		—	—
Due from custodian	—	—		110,663	—
Receivable for securities sold	312,138	—		4,246,282	383,899
Receivable for Fund shares sold	3,371	72,198		745,195	—
Dividends and interest receivable	80,486	30,251		40,466	40,771
Tax reclaims receivable	6,851	—		24,336	—
Due from Advisor	—	—		—	1,520
Prepaid expenses and other assets	44,573	18,245		43,216	6,633
Total Assets	19,506,840	36,883,160		31,225,461	10,169,841

LIABILITIES:
Options written (premiums received $0, $9,825, $0, $0)	—	9,825		—	—
Payable for securities purchased	—	—		2,956,203	40,690
Payable for Fund shares redeemed	146,280	34,582		133,168	871
Shareholder services fees payable	8,503	16,808		4,660	2,108
Management fees payable	58,346	39,495		4,378	—
Payable to related parties	7,151	9,483		8,970	3,883
Accrued 12b-1 fees	4,441	7,274		3,429	6,162
Trustee fees payable	1,914	2,095		2,020	2,050
Due to custodian	27,196	83,466		—	—
Accrued expenses and other liabilities	19,861	19,085		19,880	17,633
Total Liabilities	273,692	222,113		3,132,708	73,397

Net Assets	$19,233,148	$36,661,047		$28,092,753	$10,096,444

NET ASSETS CONSIST OF:
Paid in capital	$27,103,844	$38,741,551		$28,092,841	$10,397,994
Accumulated loss	(7,870,696)	(2,080,504)		(88)	(301,550)
Net Assets	$19,233,148	$36,661,047		$28,092,753	$10,096,444

Institutional Shares
Net Assets	$4,940,298	$18,332,525		$16,724,779	$252,941
Shares of beneficial interest outstanding (a)	751,267	3,395,697		489,080	27,734
Net asset value per share	$6.58	$5.40		$34.20	$9.12

Class A Shares
Net Assets	$12,628,899	$18,327,406		$11,154,238	$9,842,488
Shares of beneficial interest outstanding (a)	1,922,773	3,363,348		464,755	1,075,451
Net asset value and redemption price per share	$6.57	$5.45		$24.00	$9.15
Maximum offering price per share (b)	$6.90	$5.72		$25.20	$9.61

Class C Shares
Net Assets	$1,663,951	$1,116		$213,736	1,015
Shares of beneficial interest outstanding (a)	253,884	206		9,850	111
Net asset value, offering price and redemption price per share (c)	$6.55	$5.43	(d)	$21.70	$9.11	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2018

	Rational/	Rational	Rational		Rational
	Resolve Adaptive	Iron Horse	Income Opportunities		NuWave Enhanced
	Asset Allocation Fund	Fund	Fund		Market Opportunity Fund
	(Consolidated)				(Consolidated)
ASSETS:
Investments in securities, at cost	$28,525,426	$9,360,803	$4,534,175		$15,060,367
Total Securities at Value	$28,525,426	$8,724,997	$4,532,133		$14,712,195
Cash	27,711	—	—		—
Deposits with Brokers for futures and options	52,488	624,992	—		1,719,323
Due from custodian	288,779	—	—		—
Receivable for securities sold	—	—	—		2,239,848
Unrealized appreciation from open futures contracts	1,093,094	—	—		373,872
Receivable for Fund shares sold	94,771	222	—		900
Dividends and interest receivable	49,386	20,706	22,418		22,300
Due from Broker, Foreign Currency, at value (Cost - $2,416, $0, $0, $0)	2,416	—	—		—
Due from Advisor	—	—	10,224		—
Prepaid expenses and other assets	19,239	4,002	3,502		7,520
Total Assets	30,153,310	9,374,919	4,568,277		19,075,958

LIABILITIES:
Options written (premiums received $0, $450,911, $0 and $0)	—	415,403	—		—
Payable for securities purchased	—	—	—		2,151,557
Unrealized depreciation from open futures contracts	132,413	—	—		386,475
Management fees payable	35,043	11,177	—		18,268
Payable to related parties	8,120	16,842	2,700		6,387
Trustee fees payable	2,188	2,030	4,175		2,215
Shareholder services fees payable	3,096	1,421	341		795
Accrued 12b-1 fees	847	2,130	15		2,763
Payable for Fund shares redeemed	770	—	—		—
Due to Broker, Foreign Currency, at value (cost $0, $0, $0 and $91,745)	—	—	—		91,627
Accrued expenses and other liabilities	19,640	6,343	19,396		19,657
Total Liabilities	202,117	455,346	26,627		2,679,744

Net Assets	$29,951,193	$8,919,573	$4,541,650		$16,396,214

NET ASSETS CONSIST OF:
Paid in capital	$30,538,081	$9,545,048	$4,550,202		$18,022,860
Accumulated Loss	(586,888)	(625,475)	(8,552)		(1,626,646)
Net Assets	$29,951,193	$8,919,573	$4,541,650		$16,396,214

Institutional Shares
Net Assets	$27,460,395	$7,075,962	$4,530,643		$10,293,513
Shares of beneficial interest outstanding (a)	1,188,818	725,709	450,894		706,575
Net asset value per share	$23.10	$9.75	$10.05		$14.57

Class A Shares
Net Assets	$2,168,911	$1,842,677	$10,004		$6,014,354
Shares of beneficial interest outstanding (a)	94,468	189,160	996		413,554
Net asset value and redemption price per share	$22.96	$9.74	$10.05	(d)	$14.54
Maximum offering price per share (b)	$24.36	$10.33	$10.66		$15.43

Class C Shares
Net Assets	$321,887	$934	$1,003		$88,347
Shares of beneficial interest outstanding (a)	14,239	97	100		6,108
Net asset value, offering price and redemption price per share (c)	$22.61	$9.68	$10.03		$14.47	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2018

	Rational	Rational	Rational	Rational
	Dividend Capture	Hedged Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$1,446,310	$—	$303,848	$—
Interest income	23,624	110,284	36,239	1,854
Dividend income - affiliated companies (Note 3)	—	—	—	465,287
Foreign tax withheld	(7,784)	—	(15,245)	—
Total Investment Income	1,462,150	110,284	324,842	467,141

Operating Expenses:
Investment management fees	203,731	213,475	177,898	11,759
Administration fees	81,999	38,625	72,263	38,965
Registration fees	52,414	45,244	56,510	9,967
12b-1 Fees - Class A Shares	41,344	13,379	31,505	28,777
12b-1 Fees - Class C Shares	22,689	11	2,479	11
Mfund Services Fees	23,988	13,250	21,441	13,250
Legal fees	8,130	27,988	9,089	7,801
Audit & Tax fees	10,501	13,001	10,526	10,501
Compliance officer fees	10,007	11,461	12,007	6,767
Printing expense	7,873	7,262	17,039	5,447
Trustees’ fees	8,439	8,439	8,439	8,241
Custody fees	4,980	4,964	4,964	5,193
Insurance expense	9,938	1,500	4,300	3,402
Shareholder Services Fees - Institutional Shares	36	85	2,187	—
Shareholder Services Fees - Class A Shares	1,854	4,887	13,238	9,462
Shareholder Services Fees - Class C Shares	700	—	100	—
Miscellaneous expense	1,000	3,100	2,960	1,512
Total Operating Expenses	489,623	406,671	446,945	161,055
Less: Expenses waived/reimbursed by Advisor	(156,337)	(148,732)	(175,690)	(79,043)
Net Operating Expenses	333,286	257,939	271,255	82,012

Net Investment Income (Loss)	1,128,864	(147,655)	53,587	385,129

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(987,579)	46,157	(345,508)	—
Affiliated companies	—	—	—	875,519
Options written	—	892,902	—	—
Foreign currency transactions	—	—	(3,406)	—
Net Realized Gain (Loss)	(987,579)	939,059	(348,914)	875,519

Net change in unrealized appreciation (depreciation) on:
Investments	(2,958,528)	—	(393,541)	—
Affiliated companies	—	—	—	(1,549,261)
Options written	—	(612)	—	—
Foreign currency translations	—	—	1,304	—
Net Change in Unrealized Appreciation (Depreciation)	(2,958,528)	(612)	(392,237)	(1,549,261)

Net Realized and Unrealized Gain (Loss) on Investments	(3,946,107)	938,447	(741,151)	(673,742)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,817,243)	$790,792	$(687,564)	$(288,613)

See accompanying notes to consolidated financial statements.

Rational Funds
Statements of Operations (Continued)
For the Year or Period Ended December 31, 2018

	Rational/	Rational	Rational	Rational
	Resolve Adaptive	Iron Horse	Income Opportunities	NuWave Enhanced
	Asset Allocation Fund	Fund	Fund (a)	Market Opportunity Fund (b)
Investment Income:	(Consolidated)			(Consolidated)
Dividends	$—	$314,534	$2,137	$158,278
Interest	281,647	15,629	119,657	16,905
Foreign tax withheld	—	(1,086)	—	(300)
Total Investment Income	281,647	329,077	121,794	174,883

Operating Expenses:
Investment management fees	272,932	160,416	37,096	157,366
Administrative fees	52,016	47,058	16,197	39,828
Legal fees	24,205	9,955	35,917	33,985
Audit & Tax fees	13,001	12,952	12,935	12,856
Registration fees	32,584	8,755	1,340	4,620
Mfund Services	15,674	13,603	4,808	10,553
Compliance officer fees	11,590	11,735	9,009	9,420
Printing expenses	7,484	5,992	11,632	9,408
Trustees’ fees	8,739	8,433	6,364	8,152
Custody fees	5,052	5,008	3,455	4,268
Shareholder Services Fees - Institutional Shares	7,190	6,051	3,138	174
Shareholder Services Fees - Class A Shares	1,598	2,731	3	1,886
Shareholder Services Fees - Class C Shares	—	—	—	19
12b-1 Fees - Class A Shares	3,817	9,042	7	4,715
12b-1 Fees - Class C Shares	3,528	15	8	192
Insurance Expense	1,901	4,574	—	—
Interest expense	—	838	—	—
Miscellaneous expense	2,900	3,300	4,887	4,005
Total Operating Expenses	464,211	310,458	146,796	301,447
Less: Expenses waived/reimbursed by Advisor	(148,267)	(82,832)	(103,260)	(116,911)
Net Operating Expenses	315,944	227,626	43,536	184,536

Net Investment Income (Loss)	(34,297)	101,451	78,258	(9,653)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	—	268,098	6,885	(942,995)
Options purchased	—	6,446	—	—
Options written	—	104,629	—	—
Futures	(3,170,104)	—	—	1,658,834
Foreign currency translations	2,187	(19)	—	3,997
Net realized gain (Loss) on Investments	(3,167,917)	379,154	6,885	719,836

Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,164,306)	(2,042)	(348,290)
Options purchased	—	95,165	—	—
Options written	—	260,327	—	—
Futures	753,639	—	—	(12,603)
Foreign currency translations	(1,258)	—	—	—
Net change in unrealized Appreciation (Depreciation) on Investments	752,381	(808,814)	(2,042)	(360,893)

Net Realized and Unrealized Gain (Loss) on Investments	(2,415,536)	(429,660)	4,843	358,943

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,449,833)	$(328,209)	$83,101	$349,290

(a)	The Rational Income Opportunities Fund commenced operations on April 23, 2018.

(b)	The Rational NuWave Enhanced Market Opportunity Fund commenced operations on February 28, 2018.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Dividend Capture Fund		Rational Hedged Return Fund		Rational Dynamic Brands Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017	December 31, 2018 (a)	December 31, 2017
Operations:
Net investment income (loss)	$1,128,864	$1,893,736	$(147,655)	$7,018	$53,587	$66,461
Net realized gain (loss) on investments, foreign currency transactions and options	(987,579)	(1,191,145)	939,059	(446,752)	(348,914)	3,948,403
Net change in unrealized appreciation (depreciation) on investments, foreign currency and options	(2,958,528)	(1,767,167)	(612)	501,970	(392,237)	(1,814,832)
Net increase (decrease) in net assets resulting from operations	(2,817,243)	(1,064,576)	790,792	62,236	(687,564)	2,200,032

Distributions to Shareholders from:
Net investment income Institutional Class	—	(989,645)	—	(288,135)	—	(12,183)
Class A	—	(1,285,544)	—	(23,635)	—	(23,935)
Class C	—	(121,375)	—	(46)	—	—
Net realized gains Institutional Class	—	—	—	—	—	(672,729)
Class A	—	—	—	—	—	(3,271,572)
Class C	—	—	—	—	—	(63,118)
Total Distirbutions *:
Institutional Class	(478,049)	—	(203,124)	—	(428,009)	—
Class A	(991,169)	—	(221,955)	—	(378,713)	—
Class C	(117,415)	—	(13)	—	(7,994)	—

Total distributions to shareholders	(1,586,633)	(2,396,564)	(425,092)	(311,816)	(814,716)	(4,043,537)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	1,287,897	7,772,041	14,224,526	3,600,531	19,605,155	1,582,646
Class A	441,806	5,502,989	18,523,548	37,746	408,109	1,077,384
Class C	317,852	2,294,150	—	—	43,000	26,885
Reinvestment of distributions
Institutional Class	249,413	526,395	169,557	267,858	397,841	449,117
Class A	872,796	1,093,282	221,434	22,544	375,993	3,257,155
Class C	59,109	79,162	—	—	7,648	60,077
Cost of shares redeemed
Institutional Class	(7,597,638)	(42,489,103)	(1,822,645)	(2,968,575)	(5,242,384)	(1,908,622)
Class A	(6,192,482)	(16,438,040)	(922,104)	(521,604)	(2,310,114)	(6,131,976)
Class C	(1,116,256)	(1,032,458)	—	—	(59,823)	(218,898)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,677,503)	(42,691,582)	30,394,316	438,500	13,225,425	(1,806,232)

Total Increase (Decrease) in Net Assets	(16,081,379)	(46,152,722)	30,760,016	188,920	11,723,145	(3,649,737)

Net Assets:
Beginning of year	35,314,527	81,467,249	5,901,031	5,712,111	16,369,608	20,019,345
End of year **	$19,233,148	$35,314,527	$36,661,047	$5,901,031	$28,092,753	$16,369,608

Share Activity:
Institutional Class
Shares Sold	164,059	916,685	2,624,414	701,403	3,513,532	381,274
Shares Reinvested	34,067	62,732	31,516	53,814	11,823	127,954
Shares Redeemed	(967,085)	(4,964,276)	(353,077)	(590,442)	(392,577)	(483,308)
Net increase (decrease) in shares of Beneficial interest	(768,959)	(3,984,859)	2,302,853	164,775	3,132,778	25,920

Class A
Shares Sold	56,650	638,578	3,402,641	7,934	86,604	370,173
Shares Reinvested	119,832	132,459	40,780	4,491	15,918	1,308,094
Shares Redeemed	(792,612)	(1,971,952)	(169,281)	(109,905)	(716,629)	(2,068,271)
Net increase (decrease) in shares of Beneficial interest	(616,130)	(1,200,915)	3,274,140	(97,480)	(614,107)	(390,004)

Class C
Shares Sold	39,694	272,289	—	—	17,703	9,605
Shares Reinvested	8,148	9,709	—	—	357	26,465
Shares Redeemed	(144,460)	(123,559)	—	—	(20,908)	(79,109)
Net increase (decrease) in shares of Beneficial interest	(96,618)	158,439	—	—	(2,848)	(43,039)

(a)	Effective September 21, 2018, the Fund had a one-for-ten reverse stock split. Per share amount for the periods have been adjusted to give effect to the one-for-ten stock split. This transaction did not change the net assets of the Fund or the value of a shareholders investment.

*	Distributions from net investment income and net realized gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $1,556,565 for Dividend Capture, $0 for Hedged Return and $11 for Dynamic Brands as of December 31, 2017.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational/Resolve Adaptive
	Rational Strategic Allocation Fund		Asset Allocation Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31 ,2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$385,129	$370,981	$(34,297)	$(302,305)
Net realized gain (loss) on investments, affiliated companies foreign currency transactions and futures	875,519	424,104	(3,167,917)	314,183
Net change in unrealized appreciation (depreciation) on investments, affiliated companies, foreign currency transactions and futures	(1,549,261)	756,042	752,381	353,378
Net increase (decrease) in net assets resulting from operations	(288,613)	1,551,127	(2,449,833)	365,256

Distributions to Shareholders:
Net investment income
Institutional Class	—	(12,888)	—	—
Class A	—	(558,213)	—	—
Class C	—	(41)	—	—
Net realized gains
Institutional Class	—	—	—	(3,940)
Class A	—	—	—	(88)
Class C	—	—	—	(253)
Total Distributions Paid *:
Institutional Class	(17,203)	—	(259,063)	—
Class A	(626,995)	—	(24,070)	—
Class C	(60)	—	(3,052)	—

Total distributions to shareholders	(644,258)	(571,142)	(286,185)	(4,281)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	—	—	32,052,345	13,429,916
Class A	87,663	268,744	3,063,423	190,591
Class C	—	—	13,300	366,650
Reinvestment of distributions
Institutional Class	—	—	227,156	3,584
Class A	612,488	537,573	18,336	88
Class C	—	—	1,459	249
Cost of shares redeemed
Institutional Class	—	—	(8,292,969)	(22,982,145)
Class A	(2,983,034)	(3,557,145)	(747,477)	(62,720)
Class C	—	—	(32,231)	(28,487)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,282,883)	(2,750,828)	26,303,342	(9,082,274)

Total Increase (Decrease) in Net Assets	(3,215,754)	(1,770,843)	23,567,324	(8,721,299)

Net Assets:
Beginning of year/period	13,312,198	15,083,041	6,383,869	15,105,168
End of year/period**	$10,096,444	$13,312,198	$29,951,193	$6,383,869

Share Activity:
Institutional Class
Shares Sold	—	—	1,279,419	558,352
Shares Reinvested	—	—	9,972	144
Shares Redeemed	—	—	(333,537)	(945,508)

Net increase (decrease) in shares of Beneficial interest	—	—	955,854	(387,012)

Class A
Shares Sold	8,684	27,400	120,292	7,741
Shares Reinvested	65,358	53,572	810	4
Shares Redeemed	(295,197)	(360,962)	(31,801)	(2,618)

Net increase (decrease) in shares of Beneficial interest	(221,155)	(279,990)	89,301	5,127

Class C
Shares Sold	—	—	545	15,226
Shares Reinvested	—	—	65	10
Shares Redeemed	—	—	(1,245)	(1,218)

Net increase (decrease) in shares of Beneficial interest	—	—	(635)	14,018

*	Distributions from net investment income and net realized gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $0 for Strategic Allocation and $0 for Resolve/Adaptive Asset Allocation as of December 31, 2017.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

					Rational NuWave
				Rational Income	Enhanced Market
	Rational Iron Horse Fund			Opportunities Fund	Opportunity Fund
					(Consolidated)

	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended
	December 31, 2018	December 31, 2017 (a)	March 31, 2017	December 31, 2018 (b)	December 31, 2018 (c)
Operations:
Net investment income (loss)	$101,451	$56,154	$56,340	$78,258	$(9,653)
Net realized gain on investments, options and futures	379,154	819,842	1,156,779	6,885	719,836
Net change in unrealized appreciation (depreciation) on investments, options and futures and foreign currency translations	(808,814)	126,331	(426,936)	(2,042)	(360,893)
Net increase (decrease) in net assets resulting from operations	(328,209)	1,002,327	786,183	83,101	349,290

Distributions to Shareholders:
Net investment income
Institutional Class	—	(36,807)	(24,918)	—	—
Class A	—	(13,428)	(22,982)	—	—
Net realized gains
Institutional Class	—	—	(18,085)	—	—
Class A	—	—	(4,175)	—	—
From return of capital:					—
Institutional Class	(310,714)	(336,601)	(105,653)	—	—
Class A	(81,022)	(280,475)	(97,445)	—	—
Class C	(37)	(32)	—	—	—
Total Distributions *:					—
Institutional Class	(306,098)	—	—	(96,702)	(1,204,517)
Class A	(138,365)	—	—	(139)	(781,059)
Class C	(28)	—	—	(16)	(10,124)

Total distributions to shareholders	(836,264)	(667,343)	(273,258)	(96,857)	(1,995,700)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	2,832,137	4,935,940	3,171,859	5,059,349	9,773,875
Class A	376,818	8,662,420	1,028,585	11,008	86,000
Class C	—	1,000	—	1,000	7,451,437
Reinvestment of distributions
Institutional Class	588,134	344,052	145,704	68,219	1,058,291
Class A	208,983	294,399	122,367	71	781,058
Class C	—	—	—	—	9,999
Cost of shares redeemed
Institutional Class	(6,463,987)	(3,111,465)	(4,481,169)	(583,225)	(28,816)
Class A	(5,139,300)	(6,107,098)	(5,688,374)	(1,016)	(1,089,220)
Class C	—	—	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(7,597,215)	5,019,248	(5,701,028)	4,555,406	18,042,624

Total Increase (Decrease) in Net Assets	(8,761,688)	5,354,232	(5,188,103)	4,541,650	16,396,214

Net Assets:
Beginning of year/period	17,681,261	12,327,029	17,515,132	—	—
End of year/period**	$8,919,573	$17,681,261	$12,327,029	$4,541,650	$16,396,214

Share Activity:
Institutional Class
Shares Sold	281,109	466,405	313,182	501,666	635,024
Shares Reinvested	59,599	32,642	14,601	6,743	73,390
Shares Redeemed	(646,867)	(295,816)	(442,582)	(57,515)	(1,839)
Net increase (decrease) in shares of Beneficial interest	(306,159)	203,231	(114,799)	450,894	706,575

Class A
Shares Sold	36,212	832,098	101,646	1,090	431,998
Shares Reinvested	21,020	27,975	12,274	6	54,278
Shares Redeemed	(508,633)	(579,845)	(565,216)	(100)	(72,722)
Net increase (decrease) in shares of Beneficial interest	(451,401)	280,228	(451,296)	996	413,554

Class C
Shares Sold	—	97	—	100	5,409
Shares Reinvested	—	—	—	—	699
Shares Redeemed	—	—	—	—	—
Net increase in shares of Beneficial interest	—	97	—	100	6,108

(a)	Class C launched April 7, 2017

(b)	The Rational Income Opportunities Fund launced April 23, 2018.

(c)	The Rational NuWave Enhanced Market Opportunity Fund launched February 28, 2018.

*	Distributions from net investment income and net realized gains are combined for the year or period ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $2,488 and $480 for Iron Horse as of December 31, 2017 and March 31, 2017.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Dividend Capture Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.02	$8.64	$8.41	$10.01	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	(A)	0.30	(A)	0.29	(A)	0.36	0.39
Net realized and unrealized gain (loss) on investments	(1.26)	(0.47)	0.22	(0.67)	0.64
Total from investment operations	(0.92)	(0.17)	0.51	(0.31)	1.03
LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.45)	(0.26)	(0.35)	(0.41)
From net realized gains on investments	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.52)	(0.45)	(0.28)	(1.29)	(1.76)
Net asset value, end of year	$6.58	$8.02	$8.64	$8.41	$10.01
Total return (B)	(11.96)%	(1.99)%	6.15%	(3.25)%	9.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,940	$12,188	$47,544	$57,752	$132,177
Ratios to average net assets
Expenses, before waiver and reimbursement	1.58%	1.33%	1.42%	1.47%	1.38%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	0.89%	0.88%
Net investment income	4.32%	3.53%	3.37%	3.37%	3.22%
Portfolio turnover rate	307%	224%	159%	92%	92%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.01	$8.63	$8.40	$10.01	$10.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	(A)	0.30	(A)	0.27	(A)	0.31	0.34
Net realized and unrealized gain (loss) on investments	(1.26)	(0.49)	0.22	(0.66)	0.67
Total from investment operations	(0.94)	(0.19)	0.49	(0.35)	1.01
LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.43)	(0.24)	(0.32)	(0.38)
From net realized gains on investments	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.50)	(0.43)	(0.26)	(1.26)	(1.73)
Net asset value, end of year	$6.57	$8.01	$8.63	$8.40	$10.01
Total return (B)	(12.22)%	(2.24)%	5.89%	(3.60)%	9.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,629	$20,327	$32,269	$39,610	$66,445
Ratios to average net assets
Expenses, before waiver and reimbursement	1.82%	1.57%	1.67%	1.72%	1.63%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.14%	1.13%
Net investment income	4.17%	3.52%	3.12%	3.14%	3.01%
Portfolio turnover rate	307%	224%	159%	92%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dividend Capture Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017	2016	2015	2014 (A)

Net asset value, beginning of year/period	$7.99	$8.61	$8.38	$9.99	$10.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	(B)	0.29	(B)	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	(1.27)	(0.52)	0.22	(0.66)	0.70
Total from investment operations	(1.00)	(0.23)	0.44	(0.39)	1.02
LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.39)	(0.19)	(0.28)	(0.35)
From net realized gains on investments	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.44)	(0.39)	(0.21)	(1.22)	(1.70)
Net asset value, end of year/period	$6.55	$7.99	$8.61	$8.38	$9.99
Total return (C)	(12.92	)% (D)	(2.68)%	5.34%	(4.08)%	9.54	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,664	$2,799	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.59%	2.31%	2.17%	2.22%	2.16	% (F)
Expenses, net waiver and reimbursement	1.90%	1.75%	1.75%	1.64%	1.63	% (F)
Net investment income	3.52%	3.50%	2.61%	2.64%	2.69	% (F)
Portfolio turnover rate	307%	224%	159%	92%	92	% (E)

(A)	The Rational Dividend Capture Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not Annualized.

(F)	Annualized.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Hedged Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$4.99		$5.12		$5.39		$6.73		$8.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06	) (A)	0.01	(A)	0.06	(A)	0.19		0.13
Net realized and unrealized gain (loss) on investments	0.55		0.14		0.37		(1.32)		(1.35)
Total from investment operations	0.49		0.15		0.43		(1.13)		(1.22)
LESS DISTRIBUTIONS:
From net investment income	(0.01)		(0.28)		(0.70)		(0.26)		(0.10)
From net realized gains on investments	(0.07)		—		—		—		—
Total distributions	(0.08)		(0.28)		(0.70)		(0.26)		(0.10)
From capital contributions from Advisor	—		—		—		0.05		—
Net asset value, end of year	$5.40		$4.99		$5.12		$5.39		$6.73
Total return (B)	9.66%		2.89	% (D)	7.82	% (D)	(16.05	)% (C)	(15.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,333		$5,451		$4,747		$6,032		$29,453
Ratios to average net assets
Expenses, before wavier and reimbursement	3.16%		4.29%		2.61%		2.49%		1.52%
Expenses, net waiver and reimbursement	1.99%		1.17%		1.00%		1.07%		1.04%
Net investment income (loss)	(1.20)%		0.22%		1.07%		2.99%		1.53%
Portfolio turnover rate	0%		199%		246%		13%		31%

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$5.04		$5.16		$5.43		$6.73		$8.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07	) (A)	0.01	(A)	0.05	(A)	0.19		0.10
Net realized and unrealized gain (loss) on investments	0.55		0.14		0.37		(1.30)		(1.33)
Total from investment operations	0.48		0.15		0.42		(1.11)		(1.23)
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (E)	(0.27)		(0.69)		(0.24)		(0.09)
From net realized gains on investments	(0.07)		—		—		—		—
Total distributions	(0.07)		(0.27)		(0.69)		(0.24)		(0.09)
From capital contributions from Advisor	—		—		—		0.05		—
Net asset value, end of year	$5.45		$5.04		$5.16		$5.43		$6.73
Total return (B)	9.45%		2.98	% (D)	7.48	% (D)	(15.75	)% (C)	(15.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,327		$449		$964		$979		$1,656
Ratios to average net assets
Expenses, before wavier and reimbursement	3.50%		4.54%		2.86%		2.74%		1.77%
Expenses, net waiver and reimbursement	2.24%		1.35%		1.25%		1.32%		1.29%
Net investment income (loss)	(1.20)%		0.19%		0.92%		3.10%		1.21%
Portfolio turnover rate	0%		199%		246%		13%		31%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values m asset values and returns for shareholder transactions.

(E)	Amount is less than $0.005.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Hedged Return Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	December 31,	December 31,		December 31,
	2018	2017		2016 (A)

Net asset value, beginning of year/period	$5.06	$5.16		$5.49
LOSS FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.12)	(0.03)		0.00	(C)
Net realized and unrealized gain on investments	0.56	0.15		0.35
Total from investment operations	0.44	0.12		0.35
LESS DISTRIBUTIONS:
From net investment income	—	(0.22)		(0.68)
From net realized gains on investments	(0.07)	—		—
Total distributions	(0.07)	(0.22)		(0.68)
Net asset value, end of year/period	$5.43	$5.06		$5.16
Total return (D)	8.62%	2.42	% (F)	6.13	% (E, F)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1	$1		$1
Ratios to average net assets
Expenses, before waiver and reimbursement	4.16%	5.29%		3.61	% (G)
Expenses, net waiver and reimbursement	2.99%	2.17%		2.00	% (G)
Net investment Income (loss)	(2.34)%	(0.53)%		(0.14	)% (G)
Portfolio turnover rate	0%	199%		246	% (E)

(A)	The Rational Hedged Return Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Annualized.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018 (A)	2017 (A)	2016 (A)	2015 (A)	2014 (A)

Net asset value, beginning of year	$34.90	$37.80	$46.90	$207.50	$287.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	(B)	0.20	(B)	0.50	(B)	0.90	0.90
Net realized and unrealized gain (loss) on investments	0.07	(D)	5.40	3.10	(8.10)	(5.80)
Total from investment operations	0.23	5.60	3.60	(7.20)	(4.90)
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.20)	(0.60)	(0.80)	(0.20)
From net realized gains on investments	(0.84)	(8.30)	(12.10)	(152.60)	(74.90)
Total distributions	(0.93)	(8.50)	(12.70)	(153.40)	(75.10)
Net asset value, end of year	$34.20	$34.90	$37.80	$46.90	$207.50
Total return (C)	0.72%	14.66%	7.21%	(7.82)%	(1.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,725	$3,269	$3,445	$13,456	$152,846
Ratios to average net assets
Expenses, before waiver and reimbursement	1.67%	1.69%	1.76%	1.56%	1.37%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	1.06%	1.03%
Net investment income	0.42%	0.60%	1.17%	0.46%	0.23%
Portfolio turnover rate	411%	305%	178%	35%	12%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018 (A)	2017 (A)	2016 (A)	2015 (A)	2014 (A)

Net asset value, beginning of year	$24.70	$28.90	$38.60	$198.90	$279.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	(B)	0.10	(B)	0.30	(B)	0.70	0.10
Net realized and unrealized gain (loss) on investments	0.12	(D)	4.10	2.60	(7.70)	(5.50)
Total from investment operations	0.14	4.20	2.90	(7.00)	(5.40)
LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.50)	(0.70)	—
From net realized gains on investments	(0.84)	(8.30)	(12.10)	(152.60)	(74.90)
Total distributions	(0.84)	(8.40)	(12.60)	(153.30)	(74.90)
Net asset value, end of year	$24.00	$24.70	$28.90	$38.60	$198.90
Total return (C)	0.63%	14.30%	6.91%	(8.21)%	(1.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,154	$12,870	$16,180	$20,944	$44,589
Ratios to average net assets
Expenses, before waiver and reimbursement	2.05%	1.94%	2.01%	1.81%	1.62%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.31%	1.28%
Net investment income	0.08%	0.35%	0.86%	0.52%	0.01%
Portfolio turnover rate	411%	305%	178%	35%	12%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018 (B)	2017 (B)	2016 (B)	2015 (B)	2014 (A,B)

Net asset value, beginning of year/period	$22.60	$27.10	$36.90	$197.50	$276.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (C)	(0.00	) (C, D)	0.10	(C)	0.00	(D)	(0.70)
Net realized and unrealized gain (loss) on investments	0.08	(I)	3.80	2.40	(7.60)	(2.90)
Total from investment operations	(0.06)	3.80	2.50	(7.60)	(3.60)
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.20)	(0.40)	—
From net realized gains on investments	(0.84)	(8.30)	(12.10)	(152.60)	(74.90)
Total distributions	(0.84)	(8.30)	(12.30)	(153.00)	(74.90)
Net asset value, end of year/period	$21.70	$22.60	$27.10	$36.90	$197.50
Total return (E)	(0.20	)% (F)	14.03%	6.19%	(8.56)%	(1.00	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$214	$231	$394	$766	$1,545
Ratios to average net assets
Expenses, before waiver and reimbursement	2.73%	2.65%	2.51%	2.31%	2.15	% (H)
Expenses, net waiver and reimbursement	1.91%	1.75%	1.75%	1.81%	1.79	% (H)
Net investment income (loss)	(0.59)%	(0.14)%	0.28%	0.04%	(0.54	)% (H)
Portfolio turnover rate	411%	305%	178%	35%	12	% (G)

(A)	The Rational Dynamic Brands Fund Class C shares commenced operations on January 3, 2014.

(B)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(D)	Amount is less than $0.005.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Annualized.

(I)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional Class
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2018	2017	2016 (A)

Net asset value, beginning of year/period	$10.02	$9.37	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.39	0.33	0.43
Net realized and unrealized gain (loss) on investments	(0.67)	0.78	0.09	(C)
Total from investment operations	(0.28)	1.11	0.52
LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.46)	(0.17)
From net realized gains on investments	(0.26)	—	(0.97)
Total distributions	(0.62)	(0.46)	(1.14)
Net asset value, end of year/period	$9.12	$10.02	$9.37
Total return (D)	(2.81)%	11.95%	5.11	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$253	$278	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.04%	0.85%	1.36	% (G)
Expenses, net waiver and reimbursement (F)	0.45%	0.45%	0.45	% (G)
Net investment income (F,H)	3.91%	3.35%	6.98	% (G)
Portfolio turnover rate	53%	17%	27	% (E)

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.05	$9.40	$9.78	$11.36	$11.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	(B)	0.26	(B)	0.18	(B)	0.14	0.17
Net realized and unrealized gain (loss) on investments	(0.63)	0.83	0.62	(0.34)	0.07
Total from investment operations	(0.30)	1.09	0.80	(0.20)	0.24
LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.44)	(0.21)	(0.12)	(0.24)
From net realized gains on investments	(0.26)	—	(0.97)	(1.26)	(0.41)
Total distributions	(0.60)	(0.44)	(1.18)	(1.38)	(0.65)
Net asset value, end of year	$9.15	$10.05	$9.40	$9.78	$11.36
Total return (D)	(3.05)%	11.61%	8.16%	(1.87)%	2.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,842	$13,033	$14,822	$17,061	$21,008
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.37%	1.14%	1.30%	1.04%	0.96%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.70%	0.70%	0.73%
Net Investment income (F,H)	3.25%	2.60%	1.82%	1.10%	1.38%
Portfolio turnover rate	53%	17%	27%	44%	52%

(A)	The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2018	2017	2016 (A)

Net asset value, beginning of year/period	$10.03	$9.39	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.29	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.67)	0.78	0.22	(C)
Total from investment operations	(0.38)	1.01	0.46
LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.37)	(0.09)
From net realized gains on investments	(0.26)	—	(0.97)
Total distributions	(0.54)	(0.37)	(1.06)
Net asset value, end of year/period	$9.11	$10.03	$9.39
Total return (D)	(3.83)%	10.80%	4.56	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1	$1	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.92%	1.82%	1.89	% (G)
Expenses, net waiver and reimbursement (F)	1.45%	1.45%	1.45	% (G)
Net investment income (F,H)	2.89%	2.31%	3.92	% (G)
Portfolio turnover rate	53%	17%	27	% (E)

(A)	The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/Resolve Adaptive Asset Allocation Fund (Formerly, Rational Dynamic Momentum Fund)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Institutional Class
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2018	2017	2016 (A)

Net asset value, beginning of year/period	$25.25	$24.33	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.04)	(0.32)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.89)	1.26	(0.55)
Total from investment operations	(1.93)	0.94	(0.67)
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(0.02)	—
Total distributions	(0.22)	(0.02)	—
Net asset value, end of year/period	$23.10	$25.25	$24.33
Total return (C)	(7.64)%	3.85%	(2.68	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$27,460	$5,883	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement	2.90%	2.49%	3.27	% (E)
Expenses, net waiver and reimbursement	1.97%	1.97%	1.99	% (E)
Net investment (loss)	(0.17)%	(1.33)%	(1.74	)% (E)
Portfolio turnover rate	0%	0%	0	% (D)

	Class A
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2018		2017	2016 (A)

Net asset value, beginning of year/period	$25.16		$24.30	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.11)		(0.21)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.87)		1.09	(0.57)
Total from investment operations	(1.98)		0.88	(0.70)
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)		(0.02)	—
Total distributions	(0.22)		(0.02)	—
Net asset value, end of year/period	$22.96		$25.16	$24.30
Total return (C)	(7.87	)% (F)	3.57%	(2.80	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,169		$130	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	3.14%		2.90%	3.52	% (E)
Expenses, net waiver and reimbursement	2.22%		2.22%	2.24	% (E)
Net investment (loss)	(0.45)%		(0.88)%	(2.09	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

(A)	The Rational Resolve/Adaptive Asset Allocation Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational/Resolve Adaptive Asset Allocation Fund (Formerly, Rational Dynamic Momentum Fund) (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2018	2017	2016 (A)

Net asset value, beginning of year/period	$24.96	$24.29	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.31)	(0.54)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.82)	1.23	(0.54)
Total from investment operations	(2.13)	0.69	(0.71)
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(0.02)	—
Total distributions	(0.22)	(0.02)	—
Net asset value, end of year/period	$22.61	$24.96	$24.29
Total return (C)	(8.53)%	2.83%	(2.84	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$322	$371	$21
Ratios to average net assets
Expenses, before waiver and reimbursement	4.65%	3.60%	4.27	% (E)
Expenses, net waiver and reimbursement	2.97%	2.97%	2.99	% (E)
Net investment (loss)	(1.24)%	(2.26)%	(2.69	)% (E)
Portfolio turnover rate	0%	0%	0	% (D)

(A)	The Rational Resolve/Adaptive Asset Allocation Fund Class C shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Iron Horse Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional Class
	For the		For the		For the	For the	For the	For the
	Year Ended		Period Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,		March 31,	March 31,	March 31,	March 31,
	2018		2017		2017	2016	2015	2014

Net asset value, beginning of year	$10.58		$10.37		$9.98	$10.19	$11.35	$10.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09		0.04		0.05	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.22)		0.54		0.51	0.05	0.44	0.94
Total from investment operations	(0.13)		0.58		0.56	0.11	0.53	1.04
LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.04)		(0.02)	(0.05)	(0.08)	(0.11)
From net realized gains on investments	(0.27)		—		(0.03)	(0.27)	(1.61)	(0.16)
From Return of capital	(0.39)		(0.33)		(0.12)	—	—	—
Total distributions	(0.70)		(0.37)		(0.17)	(0.32)	(1.69)	(0.27)
Net asset value, end of year/period	$9.75		$10.58		$10.37	$9.98	$10.19	$11.35
Total return (B)	(1.08)%		5.69%		5.70%	1.24%	4.78%	9.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$7,076		$10,913		$8,595	$9,417	$28,191	$19,062
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.34%		2.30%		3.15%	1.50%	1.32%	1.60%
Expenses, net waiver and reimbursement	1.71%		1.70%		1.70%	1.56%	1.60%	1.60%
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.36%		2.30%		3.15%	1.50%	1.32%	1.60%
Expenses, net waiver and reimbursement	1.70%		1.70%		1.70%	1.56%	1.60%	1.60%
Net investment income	0.90%		0.54%		0.51%	0.63%	0.73%	0.93%
Portfolio turnover rate	162%		252%		323%	279%	265%	114%

	Class A
	For the		For the		For the	For the	For the	For the
	Year Ended		Period Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,		March 31,	March 31,	March 31,	March 31,
	2018		2017		2017	2016	2015	2014

Net asset value, beginning of year/period	$10.56		$10.36		$9.98	$10.21	$11.37	$10.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.05		0.02		0.02	0.02	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.19)		0.53		0.52	0.06	0.45	0.93
Total from investment operations	(0.14)		0.55		0.54	0.08	0.51	1.01
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.02)		(0.01)	(0.04)	(0.06)	(0.08)
From net realized gains on investments	(0.27)		—		(0.03)	(0.27)	(1.61)	(0.16)
From Return of capital	(0.39)		(0.33)		(0.12)	—	—	—
Total distributions	(0.68)		(0.35)		(0.16)	(0.31)	(1.67)	(0.24)
Net asset value, end of year/period	$9.74		$10.56		$10.36	$9.98	$10.21	$11.37
Total return (B)	(1.20	)% (C)	5.37	% (C)	5.42%	0.90%	4.51%	9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,843		$6,767		$3,732	$8,098	$12,223	$11,842
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.60%		2.41%		3.26%	1.86%	1.57%	1.85%
Expenses, net waiver and reimbursement	1.96%		1.95%		1.95%	1.95%	1.85%	1.85%
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.56%		2.41%		3.26%	1.86%	1.57%	1.85%
Expenses, net waiver and reimbursement	1.95%		1.95%		1.95%	1.95%	1.85%	1.85%
Net investment income	0.51%		0.25%		0.22%	0.22%	0.49%	0.68%
Portfolio turnover rate	162%		252%		323%	279%	265%	114%

(A)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Iron Horse Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Year/Period

	Class C
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (A)

Net asset value, beginning of year/period	$10.54	$10.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.18)	0.53
Total from investment operations	(0.19)	0.50
LESS DISTRIBUTIONS:
From net investment income	(0.02)	—
From net realized gains on investments	(0.27)
From Return of capital	(0.38)	(0.33)
Total distributions	(0.67)	(0.33)
Net asset value, end of year/period	$9.68	$10.54
Total return (C)	(1.71)%	4.89	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	3.28%	3.04	% (E)
Expenses, net waiver and reimbursement	2.71%	2.70	% (E)
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	3.82%	3.04	% (E)
Expenses, net waiver and reimbursement	2.70%	2.70	% (E)
Net investment income (loss)	(0.08)%	(0.44	)% (E)
Portfolio turnover rate	162%	252	% (D)

(A)	The Rational Iron Horse Fund Class C shares commenced operations on April 7, 2017.

(B)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Income Opportunities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	For the Period Ended December 31, 2018 (A)
	Institutional
	Class	Class A	Class C

Net asset value, beginning of period	$10.00	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.19	0.13
Net realized and unrealized gain on investments	0.05	0.07	0.06
Total from investment operations	0.27	0.26	0.19
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.18)	(0.13)
From net realized gains on investments	(0.03)	(0.03)	(0.03)
Total distributions	(0.22)	(0.21)	(0.16)
Net asset value, end of period	$10.05	$10.05	$10.03
Total return (C, D)	2.72%	2.56%	1.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,531	$10	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	5.91%	6.15%	6.78%
Expenses, net waiver and reimbursement (E)	1.75%	2.00%	2.75%
Net investment income (E)	3.15%	2.68%	1.80%
Portfolio turnover rate (D)	43%	43%	43%

(A)	The Rational Income Opportunities Fund Institutional Class, Class A and Class C Shares commenced operations April 23, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/NuWave Enhanced Market Opportunity Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Period

For the Period Ended December 31, 2018 (A)
Institutional
Class	Class A	Class C

Net asset value, beginning of period	$15.00	$15.00	$15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.00	(C)	(0.06)	(0.12)
Net realized and unrealized gain on investments	1.47	1.49	1.46
Total from investment operations	1.47	1.43	1.34
LESS DISTRIBUTIONS:
From net investment income	(1.40)	(1.39)	(1.37)
From net realized gains on investments	(0.50)	(0.50)	(0.50)
Total distributions	(1.90)	(1.89)	(1.87)
Net asset value, end of period	$14.57	$14.54	$14.47
Total return (D,E)	9.95%	9.70%	9.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,294	$6,014	$88
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.34%	3.68%	4.43%
Expenses, net waiver and reimbursement (F)	1.99%	2.24%	2.99%
Net investment income (loss) (F)	(0.02)%	(0.43)%	(0.91)%
Portfolio turnover rate (E)	1449%	1449%	1449%

(A)	The Rational NuWave Enhanced Market Opportunity Fund Institutional Class, Class A and Class C commenced operations February 28, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2018	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Trust operated 12 separate series, or mutual funds, each with its own investment objective and strategy. Rational Income Opportunities Fund commenced operations on April 23, 2018. Effective March 16, 2018, Resolve Asset Management, Inc. replaced Chesapeake Capital Corp. as Rational/Resolves Adaptive Asset Allocation Fund’s sub-advisor. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Dividend Capture Fund (“Dividend Capture”)	PVG Asset Management Corporation	Total return on investment, with dividend income an important component of that return.
Rational Hedged Return Fund (“Hedged Return”)	Warrington Asset Management, LLC	Total return consisting of long-term capital appreciation and Income.
Rational Dynamic Brands Fund (“Dynamic Brands”)	Accuvest Global Advisors, Inc.	Long-term capital appreciation.
Rational Strategic Allocation Fund (“Strategic Allocation”)		Current income and moderate appreciation of capital.
Rational/Resolve Adaptive Asset Allocation Fund (“Resolve Adaptive”)	ReSolve Asset Management, Inc.	Capital appreciation uncorrelated to global equity markets.
(Formerly, Rational Dynamic Momentum Fund)
Rational Iron Horse Fund (“Iron Horse”)	Van Hulzen Asset Management, LLC	Total return with less volatility than equity markets in general.
Rational Income Opportunities Fund (“Income Opportunities”)	Cicero Capital Partners, LLC	Current income.
Rational/NuWave Enhanced Market Opportunity Fund (“NuWave Enhanced”)	NuWave Investment Management, LLC	Long-term capital appreciation.

The Funds are registered as diversified, except Resolve Adaptive, Income Opportunities and NuWave Enhanced, which are non-diversified.

Currently, all Funds offer Class A, Class C and Institutional Class shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for Resolve Adaptive, Iron Horse, Income Opportunities and NuWave Enhanced and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. Each Fund’s prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

At the close of business of April 7, 2017, pursuant to a Plan of Reorganization, the Predecessor Iron Horse Fund transferred all of its assets and liabilities into the Rational Iron Horse Fund. The Predecessor Iron Horse Fund transferred its net assets of $3,738,544 and $8,903,888 to the Rational Iron Horse Fund for Class A and Institutional Class respectively. The Rational Iron Horse Fund received 361,235 and 859,011 shares from the Predecessor Iron Horse Fund Class A and Institutional Class respectively.

NuWave Enhanced Market Opportunity Fund was organized originally as a limited liability partnership (“NuWave Equity Enhanced Fund LP.”) in March 2013. Effective as of the close of business on February 28, 2018, all of the assets, subject to liabilities of NuWave Equity Enhanced Fund LP., were transferred to Nuwave Enhanced in exchange for Institutional Class Shares of the NuWave Enhanced. The net assets value of the NuWave Enhanced shares on the close of business February 28, 2018, after the reorganization, was $15.00 for Institutional Class shares and received in-kind capital contributions of cash valued at $6,946,234 in exchange for 463,082 Institutional Class shares. Class A shares and Class C shares commenced operations on February 28, 2018.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE. Forward currency exchange contracts are valued daily at the forward foreign exchange rate in effect as of the close of the NYSE. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Board. In these cases, a Pricing Committee, established and appointed by the Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Board has authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018, for each Fund’s assets and liabilities measured at fair value:

Dividend Capture
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$14,665,437	$—	$—	$14,665,437
Exchange Traded Funds	1,999,531	—	—	1,999,531
Preferred Stocks	1,073,804	—	—	1,073,804
Short-Term Investments	1,320,587	—	—	1,320,587
Total Assets	$19,059,359	$—	$—	$19,059,359

Hedged Return
Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$20,303,578	$—	$—	$20,303,578
Total Assets	$20,303,578	$—	$—	$20,303,578
Liabilities*
Derivatives
Written Options	$9,825	$—	$—	$9,825
Total Liabilities	$9,825	$—	$—	$9,825

Dynamic Brands
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$19,066,069	$—	$—	$19,066,069
Short-Term Investments	6,949,234	—	—	6,949,234
Total Assets	$26,015,303	$—	$—	$26,015,303

Strategic Allocation
Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$7,740,945	$—	$—	$7,740,945
Exchange Traded Funds	1,945,198	—	—	1,945,198
Short-Term Investments	50,875	—	—	50,875
Total Assets	$9,737,018	$—	$—	$9,737,018

Resolve Adaptive
Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$28,525,426	$—	$—	$28,525,426
Derivatives
Futures Contracts	$1,093,094	$—	$—	$1,093,094
Total Assets	$29,618,520	$—	$—	$29,618,520
Liabilities*
Derivatives
Futures Contracts	$132,413	$—	$—	$132,413
Total Liabilities	$132,413	$—	$—	$132,413

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Iron Horse
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,801,275	$—	$—	$7,801,275
Exchange Traded Funds	249,920	—	—	249,920
Short-Term Investments	673,802	—	—	673,802
Total Assets	$8,724,997	$—	$—	$8,724,997
Liabilities*
Derivatives
Call Options Written	$415,403	$—	$—	$415,403
Total Liabilities	$415,403	$—	$—	$415,403

Income Opportunities
Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$3,922,541	$—	$3,922,541
Commercial Mortgage Obligations	—	382,828	—	382,828
Exchange Traded Funds	87,825	—	—	87,825
REIT	60,555	—	—	60,555
Short-Term Investments	78,384	—	—	78,384
Total Assets	$226,764	$4,305,369	$—	$4,532,133

NuWave Enhanced
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,550,231	$—	$—	$12,550,231
Exchange Traded Funds	355,083	—	—	355,083
Short-Term Investments	1,806,881	—	—	1,806,881
Derivatives
Futures Contracts	373,873	—	—	373,873
Total Assets	$15,086,068	$—	$—	$15,086,068
Liabilities*
Derivatives
Futures Contracts	$386,476	$—	$—	$386,476
Total Liabilities	$386,476	$—	$—	$386,476

*	Refer to the Portfolios of Investments for industry classifications.

There were no level 3 securities held during the period for any Fund.

Consolidation of Subsidiaries – The consolidated financial statements of the Resolve Adaptive and NuWave Enhanced include the accounts of RDMF Fund Ltd. (“RDMF” or “CFC”) and RNW Fund Ltd. (“RNW” or “CFC”), respectively, each wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to affect certain investments consistent with Resolve Adaptive and NuWave Enhanced investment objectives and policies.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	December 31, 2018	December 31, 2018
RDMF Fund, Ltd.	8/5/2016	$ 1,432,298	4.8%
RNW Fund, Ltd.	3/2/2018	$ 397,428	2.4%

For tax purposes, each CFC is an exempted Cayman investment company. Each CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, a CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, RDMF’s and RNW’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Resolve Adaptive and NuWave Enhanced investment company taxable income, respectively.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Derivative Instruments

Certain of the Funds may be subject to equity price risk, commodity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written and purchased option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Options Contracts – Certain Funds may purchase put and call options and write put and call options. The premium paid for a purchased put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Written and purchased options are non-income producing securities. With options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse acts as counterparty to all exchange traded options and guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities at December 31, 2018, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Return Fund
	Written Options	Equity	Options Written	$(9,825)

Resolve Adaptive
	Futures	Equity	Futures unrealized depreciation	$(132,413)

		Interest	Futures unrealized appreciation	1,093,094
			Totals	$960,681
Iron Horse Fund
	Written Options	Equity	Options Written	$(415,403)

NuWave Enhanced
	Futures	Equity	Futures unrealized appreciation	$14,076
			Futures unrealized depreciation	(4,067)
		Commodity	Futures unrealized appreciation	63,595
			Futures unrealized depreciation	(279,912)
		Currency	Futures unrealized appreciation	7,022
			Futures unrealized depreciation	(23,459)
		Interest	Futures unrealized appreciation	289,180
			Futures unrealized depreciation	(79,038)
			Totals	$(12,603)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Funds, for the year or period ended December 31, 2018, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Hedged Return
	Options Written	Equity	Net realized gain from options written	$892,902

	Options Written	Equity	Net change in unrealized depreciation on options written	$(612)

Resolve Adaptive
	Futures	Equity	Net realized gain/loss from futures	$(1,073,541)
		Commodity	Net realized gain/loss from futures	(1,764,907)
		Currency	Net realized gain/loss from futures	(499,624)
		Interest	Net realized gain/loss from futures	167,968
			Totals	$(3,170,104)

	Futures	Equity	Net change in unrealized depreciation on futures	$(142,294)
		Commodity	Net change in unrealized depreciation on futures	(52,788)
		Currency	Net change in unrealized depreciation on futures	(123,244)
		Interest	Net change in unrealized appreciation on futures	1,071,965
			Totals	$753,639

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Iron Horse
	Options Purchased	Equity	Net realized gain from options purchased	6,446
	Options Written	Equity	Net realized gain from options written	104,629
				$111,075

	Options Purchased	Equity	Net change in unrealized appreciation on options purchased	$95,165
	Options Written	Equity	Net change in unrealized appreciation on options written	260,327
			Totals	$355,492
NuWave Enhanced
	Futures	Equity	Net realized gain/loss from futures	$198,995
		Commodity	Net realized gain/loss from futures	1,437,335
		Currency	Net realized gain/loss from futures	120,852
		Interest	Net realized gain/loss from futures	(98,348)
			Totals	$1,658,834

	Futures	Equity	Net change in unrealized appreciation on futures	$10,009
		Commodity	Net change in unrealized depreciation on futures	(216,317)
		Currency	Net change in unrealized depreciation on futures	(16,437)
		Interest	Net change in unrealized appreciation on futures	210,142
			Totals	$(12,603)

The value of derivative instruments outstanding as of December 31, 2018 as disclosed in the Portfolios of Investments (Consolidated Portfolios of Investments for Resolve Adaptive and NuWave Enhanced) and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statements of Operations for Resolve Adaptive and NuWave Enhanced) serve as indicators of the volume of derivative activity for the Funds.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities as of December 31, 2018:

				Gross Amounts of Assets Presented in the
				(Consolidated) Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the
	Recognized in the	(Consolidated)	(Consolidated)
	(Consolidated)	Statements of	Statements of
	Statements of Assets	Assets and	Assets and	Financial
	and Liabilities	Liabilities	Liabilities	Instruments	Cash Collateral Pledged/Received (1)	Net Amount
Hedged Return
Description of Liability:
Written Option	$9,825	$—	$9,825	$—	$9,825	$—
Resolve Adaptive
Description of Asset:
Futures Contracts	$1,093,094	$—	$1,093,094	$(132,413)	$—	$960,681
Description of Liability:
Futures Contracts	$132,413	$—	$132,413	$132,413	$—	$—
Iron Horse
Description of Liability:
Written Option	$415,403	$—	$415,403	$415,403	$—	$—
Nuwave Enhanced
Description of Asset:
Futures Contracts	$373,872	$—	$373,872	$(373,872)	$—	$—
Description of Liability:
Futures Contracts	$386,475	$—	$386,475	$373,872	$12,603	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E. Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid annually by the Hedged Return, Dynamic Brands, Resolve Adaptive and NuWave Enhanced. Dividends from net investment income are declared and paid quarterly by the Strategic Allocation and Iron Horse. Dividends from net investment income are declared and paid monthly by Dividend Capture and Income Opportunities. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Certain Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Funds include their allocable share of the MLPs’ taxable income in computing its own taxable income. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

F. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2017 (as applicable), or expected to be taken in the Funds’ December 31, 2018 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statements of Operations.

H. Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

(3)	FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee— Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Dividend Capture	0.75%	0.70%	0.65%
Dynamic Brands	0.75%	0.70%	0.65%

	Advisory Fee Annual Rate
Strategic Allocation	0.10%
Resolve Adaptive	1.75%
Hedged Return	1.75%
Iron Horse	1.25%
Income Opportunities	1.50%
NuWave Enhanced	1.75%

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) as listed below:

	Expense Caps
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Dividend Capture	1.00%	1.25%	2.00%	(a)	April 30, 2019
Hedged Return	1.99%	2.24%	2.99%		April 30, 2019
Dynamic Brands	1.00%	1.25%	2.00%	(a)	April 30, 2019
Strategic Allocation	0.45%	0.70%	1.45%		April 30, 2019
Resolve Adaptive	1.97%	2.22%	2.97%		April 30, 2019
Iron Horse	1.70%	1.95%	2.70%		April 30, 2019
Income Opportunities	1.75%	2.00%	2.75%		April 30, 2019
NuWave Enhanced	1.99%	2.24%	2.99%		April 30, 2019

(a)	Prior to May 1, 2018 the expense cap was 1.75%.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2018, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Amount Waived or	Expiring Beginning
Fund	Reimbursed	December 31,
Dividend Capture	358,384	2019
	161,810	2020
	156,337	2021
Hedged Return	125,307	2019
	105,599	2020
	148,732	2021
Dynamic Brands	180,941	2019
	120,009	2020
	175,690	2021
Strategic Allocation	94,726	2019
	62,598	2020
	79,043	2021
Resolve Adaptive	49,241	2019
	117,608	2020
	148,267	2021
Iron Horse	171,089	2019
	75,447	2020
	82,832	2021
Income Opportunities	103,260	2021
NuWave Enhanced	116,911	2021

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for the class A shares and up to 1.00% for the class C shares based on average daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Advisor for distribution related expenses. For the year or period ended December 31, 2018, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Dividend Capture	$41,344	$22,689
Hedged Return	13,379	11
Dynamic Brands	31,505	2,479
Strategic Allocation	28,777	11
Resolve Adaptive	3,817	3,528
Iron Horse	9,042	15
Income Opportunities	7	8
NuWave Enhanced	4,715	192

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Shareholder Servicing Fees – The Trust has adopted a Shareholder Servicing Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional Class and Class A Shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and are reflected as such on the Statements of Operations. The Funds also pay GFS for any out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which is included in printing expenses on the Statements of Operations.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee, which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. These fees are included in MFund Services Fees on the Statements of Operations.

Pursuant to the Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund at December 31, 2018 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees Payable to Affiliate.”

An Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacity.

CIM Securities, LLC acted as the broker of record on executions of purchases and sales on the Dividend Capture Fund’s portfolio investments. For those services, CIM Securities, LLC received $61,213 in brokerage commissions from the Fund for the year ended December 31, 2018. Certain Officers and/or employees of PVG Asset Management Corp. the Fund’s sub-advisor, have an affiliation with CIM Securities, LLC.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Affiliated Funds — Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors, AlphaCentric Advisors, LLC or Rational Advisors, Inc. Companies that are affiliates of the Funds’ at December 31, 2018, are noted in the Strategic Allocation Fund’s Portfolios of Investments. A summary of these investments in affiliated funds is set forth below:

	Balance			Balance		Dividends	Amount of Gain
	December 31,			December 31,		Credited to	(Loss) Realized on
Fund	2017	Purchases	Sales	2018	Fair Value	Income	Sale of Shares
AlphaCentric Income Opportunities Fund, Inst. Sh.	89,680	1,237	90,917	—	—	15,156	67,053
Catalyst Buyback Strategy Fund, Inst. Sh.	—	22,903	—	22,903	222,843	4,998	—
Catalyst Dynamic Alpha Fund, Inst. Sh.	47,960	—	47,960	—	—	—	387,926
Catalyst Floating Rate Income Fund, Inst. Sh.	65,744	11,537	77,281	—	—	11,773	19,705
Catalyst Insider Buying Fund, Inst. Sh.	—	12,960	—	12,960	214,230	—	—
Catalyst Insider Income Fund Inst. Sh.	65,370	12,554	—	77,924	727,813	17,099	—
Catalyst IPOx Allocation Fund Inst. Sh.	—	18,826	—	18,826	218,946	7,711	20,010
Catalyst MLP & Infrastructure Fund, Inst, Sh.	152,852	19,501	13,711	158,642	661,415	49,601	(7,844)
Catalyst/MAP Global Equity Fund, Inst. Sh.	—	10,884	—	10,884	142,317	222	12,841
Catalyst/Stone Beach Income Opportunity Fund, Inst. Sh.	162,746	7,212	10,384	159,574	1,496,805	68,383	(396)
Rational Dividend Capture Fund, Inst. Sh.	126,703	44	126,747	—	—	349	151,705
Rational Dynamic Brands Fund, Inst. Sh.*	29,994	481	12,703	17,772	607,792	16,171	(144,055)
Rational Income Opportunities Fund, Inst. Sh.	—	204,208	—	204,208	2,052,265	44,570	20
Rational NuWave Enhanced Market Opportunity Fund, Inst. Sh.	—	95,849	—	95,849	1,396,518	159,769	1,329
Rational Risk Managed Emerging Markets Fund, Inst. Sh.	278,214	27,458	305,672	—	—	—	(352,658)
Strategy Shares Ecological Strategy ETF	39,183	—	18,215	20,968	822,784	3,118	247,647
Strategy Shares NASDAQ 7 Handl Index ETF	—	43,000	—	43,000	952,450	60,823	—
Strategy Shares US Market Rotation Strategy ETF	39,569	—	34,500	5,069	169,964	5,544	472,236

*	1 for 10 reverse stock split effective September 21, 2018, shares are adjusted to account for the split.

(4)	INVESTMENT TRANSACTIONS

For the year or period ended December 31, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Dividend Capture	$79,620,315	$92,657,584
Hedged Return	—	—
Dynamic Brands	91,982,341	88,473,410
Strategic Allocation	6,172,230	8,664,569
Resolve Adaptive	—	—
Iron Horse	19,591,645	26,563,494
Income Opportunities	5,721,374	1,246,825
NuWave Enhanced	137,665,460	123,465,537

(5)	INVESTMENT RISK

In accordance with its investment objectives and through its exposure to the managed futures programs, Resolve Adaptive and NuWave Enhanced may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

In accordance with its investment objectives and through its exposure to options, the Iron Horse Fund and Hedged Return Fund may have increased or decreased exposure to Option Risk factors defined below:

Options Risk – The Iron Horse and Hedged Return are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including options written), and its respective gross unrealized appreciation and depreciation at December 31, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Dividend Capture	21,922,994	371,317	(3,234,952)	(2,863,635)
Hedged Return	20,293,753	—	—	—
Dynamic Brands	25,902,980	812,700	(700,377)	112,323
Strategic Allocation	9,979,781	401,214	(643,977)	(242,763)
Resolve Adaptive	28,525,426	—	—	—
Iron Horse	8,932,941	245,140	(868,487)	(623,347)
Income Opportunities	4,538,238	49,705	(55,810)	(6,105)
NuWave Enhanced	16,407,727	328,821	(2,060,979)	(1,732,158)

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended December 31, 2018 and December 31, 2017 was as follows:

For fiscal year or period ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Dividend Capture	$1,586,633	$—	$—	$1,586,633
Hedged Return	172,762	252,330	—	425,092
Dynamic Brands	814,716	—	—	814,716
Strategic Allocation	385,129	259,129	—	644,258
Resolve Adaptive	286,185	—	—	286,185
Iron Horse	322,910	121,581	391,773	836,264
Income Opportunities	91,521	132	5,204	96,857
NuWave Enhanced	1,717,251	278,449	—	1,995,700

For fiscal year or period ended	Ordinary	Long-Term	Return of
12/31/2017	Income	Capital Gains	Capital	Total
Dividend Capture	$2,396,564	$—	$—	$2,396,564
Hedged Return	311,816	—	—	311,816
Dynamic Brands	1,231,156	2,812,381	—	4,043,537
Strategic Allocation	463,261	—	107,881	571,142
Resolve Adaptive	37	4,244	—	4,281
Iron Horse	50,235	—	617,108	667,343
Income Opportunities	—	—	—	—
NuWave Enhanced	—	—	—	—

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dividend Capture	$853,427	$—	$(740,865)	$(5,119,623)	$—	$(2,863,635)	$(7,870,696)
Hedged Return	—	290,071	—	(2,370,575)	—	—	(2,080,504)
Dynamic Brands	—	—	(108,608)	—	—	108,520	(88)
Strategic Allocation	—	—	(58,787)	—	—	(242,763)	(301,550)
Resolve Adaptive	—	—	(14,878)	(571,904)	—	(106)	(586,888)
Iron Horse	—	—	—	—	(2,128)	(623,347)	(625,475)
Income Opportunities	—	—	(2,447)	—	—	(6,105)	(8,552)
NuWave Enhanced	—	105,630	—	—	—	(1,732,276)	(1,626,646)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open futures contracts, and adjustments for partnerships, real estate investment trusts, C-Corporation return of capital distributions, and trust preferred securities. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(3,803), $(106), and $(118) for the Dynamic Brands Fund, Resolve Adaptive Asset Allocation Fund, and NuWave Enhanced Market Opportunity Fund respectively. In

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

addition, the amount listed under other book/tax differences for the Iron Horse Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Dividend Capture	$—
Hedged Return	—
Dynamic Brands	—
Strategic Allocation	—
Resolve Adaptive	14,878
Iron Horse	—
Income Opportunities	—
NuWave Enhanced	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Dividend Capture	$740,865
Hedged Return	—
Dynamic Brands	108,608
Strategic Allocation	58,787
Resolve Adaptive	—
Iron Horse	—
Income Opportunities	2,447
NuWave Enhanced	—

At December 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized and expired in the current year as follows:

		Non- Expiring	Non-Expiring		Capital Loss Carry	Capital Loss Carry
	Expiring	Short-Term	Long-Term	Total	Forwards Utilized	Forwards Expired
Dividend Capture	$—	$2,252,148	$2,867,475	$5,119,623	$49,416	$—
Hedged Return*	—	463,904	1,906,671	2,370,575	92,691	2,136,294
Dynamic Brands	—	—	—	—	—	—
Strategic Allocation	—	—	—	—	502,978	—
Resolve Adaptive	—	210,140	361,764	571,904	—	—
Iron Horse	—	—	—	—	25,071	—
Income Opportunities	—	—	—	—	—	—
NuWave Enhanced	—	—	—	—	—	—

*	The Rational Hedged Return Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses, the reclassification of Fund distributions, the expiration of capital loss carry forwards, and tax adjustments for equalization debits, and the Resolve Adaptive Asset Allocation Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the fiscal year or period ended December 31, 2018 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Dividend Capture	$21	$(21)
Hedged Return	(2,120,118)	2,120,118
Dynamic Brands	—	—
Strategic Allocation	—	—
Resolve Adaptive	(1,830,013)	1,830,013
Iron Horse	—	—
Income Opportunities	(5,204)	5,204
NuWave Enhanced	(19,764)	19,764

(8)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Funds will be directly affected by the performance of the Federated Treasury Obligations Fund, Institutional Class. The Federated Treasury Obligations Fund normally invests at least 95% of its assets in U.S. Government securities and repurchase agreements for those securities. The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2018, the percentage of the Hedged Return Fund’s net assets invested in the Federated Treasury Obligations Fund was 55.4%.

The performance of the Funds will be directly affected by the performance of the Fidelity Institutional Government Portfolio, Institutional Class. The Fidelity Institutional Government Portfolio normally invests at least 95% of its assets in U.S. Government securities and repurchase agreements for those securities. The financial statements of the Fidelity Institutional Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2018, the percentage of the Resolve Adaptive’s Fund’s net assets invested in the Fidelity Institutional Government Portfolio was 95.2%.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Dividend	Hedged	Dynamic	Strategic	Resolve	Iron	Income	NuWave
	Capture	Return	Brands	Allocation	Adaptive	Horse	Opportunities	Enhanced
Troy W Buckner	—	—	—	—	—	—	—	37.75%
NFS LLC (1)	58.21%	—	43.52%	95.21%	—	—	45.18%	—
Charles Schwab (1)	—	64.82%	—	—	47.23%	35.45%	—	36.30%
LPL Financial	—	—	—	—	—	26.69%	—	—

(1)	This owner is comprised of multiple investors and accounts.

(10)	SHARE SPLITS

Effective September 21, 2018 the Rational Dynamic Brands Fund underwent a 1-for-10 reverse share split. The effect of the share split was to divide the number of outstanding shares of the Fund by the split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(11)	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective January 4, 2019, the Rational Hedged Return Fund’s name changed to the Rational Tactical Return Fund.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018	ANNUAL REPORT

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Dividend Capture Fund, Rational Hedged Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational/Resolve Adaptive Asset Allocation Fund (formerly, Rational Dynamic Momentum Fund), Rational Iron Horse Fund, Rational Income Opportunities Fund, and Rational NuWave Enhanced Market Opportunity Fund and Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rational Dividend Capture Fund, Rational Hedged Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational Iron Horse Fund and Rational Income Opportunities Fund, and the consolidated statements of assets and liabilities, including the consolidated portfolios of investments, of Rational/Resolve Adaptive Asset Allocation Fund and Rational NuWave Enhanced Market Opportunity Fund (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the years or periods indicated in the period then ended for Rational Dividend Capture Fund, Rational Hedged Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund and Rational Iron Horse Fund, and the consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the two years in the period then ended, including the related notes, and the consolidated financial highlights for the three periods in the period then ended for Rational/Resolve Adaptive Asset Allocation Fund, and the consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period February 28, 2018 (commencement of operations) through December 31, 2018 for Rational NuWave Enhanced Market Opportunity Fund, and the statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 23, 2018 (commencement of operations) through December 31, 2018 for Rational Income Opportunities Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2015, and prior, with the exception of Rational Iron Horse Fund, were audited by other auditors whose report dated February 29, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016, with the exception of the Rational Iron Horse Fund, which we have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2019

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (07/01/18) and held for the entire period through 12/31/18.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses Paid	Ending
	Annualized	Account Value	Account Value	During Period	Account Value	Expenses Paid
	Expense Ratio	07/01/2018	12/31/2018	*	12/31/2018	During Period *

Rational Dividend Capture Fund - Class A	1.25%	$1,000.00	$878.70	$5.92	$1,018.90	$6.36
Rational Dividend Capture Fund - Class C	2.00%	1,000.00	876.40	9.46	1,015.12	10.16
Rational Dividend Capture Fund - Institutional Class	1.00%	1,000.00	880.10	4.74	1,020.16	5.09
Rational Hedged Return Fund - Class A	2.24%	1,000.00	1,054.80	11.60	1,013.91	11.37
Rational Hedged Return Fund - Class C	2.99%	1,000.00	1,050.90	15.46	1,010.13	15.15
Rational Hedged Return Fund - Institutional Class	1.99%	1,000.00	1,054.30	10.30	1,015.17	10.11
Rational Dynamic Brands Fund - Class A	1.25%	1,000.00	930.90	6.08	1,018.90	6.36
Rational Dynamic Brands Fund - Class C	2.00%	1,000.00	929.90	9.73	1,015.12	10.16
Rational Dynamic Brands Fund - Institutional Class	1.00%	1,000.00	932.40	4.87	1,020.16	5.09
Rational Strategic Allocation Fund - Class A	0.70%	1,000.00	964.60	3.47	1,021.68	3.57
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	960.50	7.17	1,017.90	7.37
Rational Strategic Allocation Fund - Insitutional Class	0.45%	1,000.00	965.70	2.23	1,022.94	2.29
Rational/Resolve Adaptive Asset Allocation Fund - Class A **	2.22%	1,000.00	932.40	10.81	1,014.01	11.27
Rational Resolve Adaptive Asset Allocation Fund - Class C **	2.97%	1,000.00	928.80	14.44	1,010.23	15.05
Rational/Resolve Adaptive Asset Allocation Fund - Institutional Class **	1.97%	1,000.00	933.50	9.60	1,015.27	10.01
Rational Iron Horse - Class A	1.95%	1,000.00	1,018.80	9.92	1,015.38	9.91
Rational Iron Horse - Class C	2.30%	1,000.00	1,017.20	11.69	1,013.61	11.67
Rational Iron Horse - Institutional Class	1.70%	1,000.00	1,020.30	8.66	1,016.64	8.64
Rational Income Opportunities Fund - Class A	2.00%	1,000.00	1,014.90	10.16	1,015.12	10.16
Rational Income Opportunities Fund - Class C	2.75%	1,000.00	1,010.30	13.93	1,011.34	13.94
Rational Income Opportunities Fund - Institutional Class	1.75%	1,000.00	1,016.00	8.89	1,016.38	8.89
Rational NuWave Enhanced Market Opportunity Fund - Class A	2.24%	1,000.00	1,068.50	11.68	1,013.91	11.37
Rational NuWave Enhanced Market Opportunity Fund - Class C	2.99%	1,000.00	1,065.20	15.56	1,010.13	15.15
Rational NuWave Enhanced Market Opportunity Fund - Class Institutional	1.99%	1,000.00	1,070.20	10.38	1,015.17	10.11

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018	ANNUAL REPORT

Consideration and Renewal of Management Agreement between Rational Advisors, Inc. and Mutual Fund and Variable Insurance Trust with respect to Rational Dividend Capture Fund, Rational Hedged Return Fund, Rational Dynamic Brands Fund, and Rational Strategic Allocation Fund.

In connection with a regular meeting held on December 14, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”), with respect to Rational Dividend Capture Fund, Rational Hedged Return Fund, Rational Dynamic Brands Fund, and Rational Strategic Allocation Fund (each a “Renewal Fund” collectively the “Renewal Funds”) (the “Management Agreement”). Counsel assisted the Trustees in reviewing Rational’s responses to a series of questions regarding, among other things, the investment performance of each Renewal Fund, Rational’s services to each Renewal Fund, comparative fee and expense information, and Rational’s profitability from advising each Renewal Fund (the “Rational 15c Response”). The Trustees relied upon the advice of counsel and their own business judgment in evaluating and weighting each of the factors to be considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided in the Rational 15c Response for each Renewal Fund with respect to the renewal of the Management Agreement. The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees noted their familiarity with the key personnel serving the Renewal Funds and discussed the consistent and quality services provided by the team of qualified professionals at Rational. The Trustees then discussed the nature of Rational’s operations, its financial condition and resources, and its strong culture of compliance, noting there were no new compliance or regulatory issues. The Board considered that Rational continued to enhance its risk management program and noted that the risk management team regularly evaluates each Renewal Fund’s performance with respect to volatility, drawdowns and returns relative to their respective investment objective and historical performance. After further discussion and review of the Rational 15c Response, the Trustees concluded that Rational will continue to provide an acceptable level of services to the Renewal Funds.

Performance. The Trustees reviewed the performance of each Renewal Fund relative to a peer group and its respective Morningstar category for various periods ended September 30, 2018.

Dividend Capture Fund. The Trustees noted the Fund underperformed its peer group and the Large Value Morningstar category, while also lagging the S&P 500 Total Return Index and the S&P 500 Value Total Return Index, for the one, five and ten-year periods. The Trustees noted that the Fund was losing assets. A representative of Rational stated the defensive strategy of the Fund during the bull market caused the Fund to underperform and then discussed Rational’s expectation for improved performance under the current volatile market conditions. A representative of Rational also discussed the performance of the Fund relative to other funds seeking a high dividend yield

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

and discussed how those comparable funds were also underperforming. The Board concluded that the Dividend Capture Fund’s performance was not unacceptable.

Hedged Return Fund. The Trustees noted for the one-year period, the Fund outperformed its peer group and the Managed Futures and Options-Based Morningstar categories but had underperformed its peer group and the Options-Based Morningstar category for the five and ten-year periods. They noted that, in December 2017, a new sub-advisor was appointed and a new investment strategy was implemented for the Fund, and recognized the Fund’s strong performance since that time. A representative of Rational informed the Trustees that year-to-date the Hedged Return Fund was in the first percentile of its Morningstar Options-Based category and was currently the best performing Fund in the Rational family of funds. He noted that the Fund lagged the S&P 500 Index for the one year period but that the Fund’s underperformance relative to the S&P 500 Index was not unexpected for this options-based strategy based on market conditions. The Board determined that it was satisfied with the Fund’s recently improved performance.

Dynamic Brands Fund. The Trustees noted the Dynamic Brands Fund outperformed its peer group and the Large Blend and Large Growth and Morningstar categories for the one-year period, while underperforming its peer group and the Morningstar categories for the three, five, and ten-year periods. The Board noted the addition of a new sub-advisor and the implementation of a new investment strategy in October 2017 and acknowledged the improved performance since that time. A representative of Rational stated that the Fund’s year to date performance was up 4.4% versus the flat performance for the S&P 500 Index. The Board determined that it was satisfied with the Fund’s recently improved performance.

Strategic Allocation Fund. The Trustees noted that the Fund’s performance for the one and three-year periods was in-line with the performance of the peer group and the Allocation 50% to 70% Equity Morningstar category. They noted for the five year and since inception periods, the Fund lagged the peer group and Morningstar category but acknowledged the change in ownership and management of Rational and that the Fund was managed by a different portfolio manager. The Board further noted that the Fund underperformed the S&P 500 Total Return Index and Balanced Allocation Indices Blend Index benchmarks and considered Rational’s explanation that this underperformance was due to a rapid advance in equities and the Fund’s defensive positioning and larger allocation to low correlation and fixed income strategies. After further consideration of the Fund’s strategy and improved performance since the change in the portfolio manager of the Fund, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the advisory fees for each Renewal Fund as compared to its respective peer group and respective Morningstar category.

Dividend Capture Fund. The Trustees noted the Fund’s advisory fee of 0.75% was in-line with the peer group and slightly higher than the Large Value Morningstar category. In reviewing the overall expense ratio for the Fund, the Trustees acknowledged that with the expense limitation

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

agreement in effect, the net expense ratio was higher than the averages, but well within the high and low range of its peer group and Morningstar category.

Hedged Return Fund. The Trustees noted the 1.75% advisory fee for the Hedged Return Fund was above the peer group average but within the high/low range of fees of the peer group funds. The Board further noted that the Fund’s advisory fee was higher than the average of the funds in the Options Based Morningstar and Managed Futures Morningstar categories but within the high/low range of fees of the funds in Managed Futures Morningstar category and at the top of the high/low range of fees of the funds in Options Based category. The Board further noted that the Fund’s expense ratio of 2.28% was higher than the average for its peer group and Morningstar categories but within the high/low range of the peer group and Morningstar categories.

Dynamic Brands Fund. The Trustees noted the advisory fee of 0.75% was below the average for its peer group and higher than the averages of the Large Blend and Large Growth Morningstar categories but well within the high/low range of fees of the funds in each category. The Trustees further noted Dynamic Brands Fund’s expense ratio of 1.25% was below the average of its peer group, and on the lower side of the high/low range of expenses of each Morningstar category.

Strategic Allocation Fund. The Trustees noted that advisory fee of 0.10% was lower than both its peer group and the Allocation 50% - 70% Morningstar category average advisory fee. The Trustees noted that Rational receives an advisory fee from the affiliated funds that the Strategic Allocation Fund invests in. Overall, the Board noted the expense ratio for Strategic Allocation Fund of 1.79% was above the average expense ratio for both the peer group and the Morningstar category but within the high/low range of expenses of funds in the peer group and Morningstar category. The Trustees also noted that a large part of the reposted expense ratio was the expenses of the underlying funds in which the fund invests.

The Trustees discussed the allocation of fees between Rational and the respective sub-advisor of the Dividend Capture Fund, Dynamic Brands Fund and Hedged Return Fund, relative to its respective duties and other factors. The Board agreed that the allocation of fees between Rational and each sub-advisor was appropriate.

In considering the investment strategy, range of fees within each peer group and category, the size of the Renewal Funds, and in recognition of the unique strategies offered by many of the Renewal Funds, the Board determined that the advisory fees in each case were not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided for each Renewal Fund. The Trustees noted that Rational realized a loss in connection with its relationship with each Renewal Fund except the Dividend Capture Fund. With respect to the Dividend Capture Fund, the Board noted a modest profit. They considered that for each Renewal Fund, no compensation expense for Rational’s principals was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that Rational’s profitability with respect to the Renewal Funds was reasonable.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Renewal Funds and the Trust.

Economies of Scale. The Board considered Rational’s estimates of asset levels where the total expenses of a Fund would likely fall below any expense limitation agreement and Rational would no longer need to waive advisory fees and/or reimburse expenses. The Trustees agreed that breakpoints may be an appropriate way for Rational to share its economies of scale as assets of the Renewal Funds continue to increase. The Trustees determined that it did not appear that economies of scale had been reached at this time and agreed that the matter of economies of scale would be revisited as assets of the Renewal Funds materially increase.

Conclusion. No single factor was determinative to the decision of the Trustees. Having reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement on behalf of the Renewal Funds was in the best interests of the shareholders of each Renewal Fund.

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp. with respect to the Rational Dividend Capture Fund

In connection with a regular meeting held on December 14, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and PVG Asset Management Corp. (“PVG”) (the “Sub-Advisory Agreement”), with respect to the Rational Dividend Capture Fund (the “Fund”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by PVG (“PVG 15c Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent & Quality of Services. The Trustees considered the consistency in sub-advisor personnel and acknowledged the many years of expertise of the portfolio management team. They noted the sub-advisor reported no material compliance or regulatory matters. The Trustees also reviewed the annual certification under Rule 17j-1 Code of Ethics for PVG as included in the Board Materials. After discussion, the Trustees concluded that the sub-advisor had personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Fund by the sub-advisor were satisfactory.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

Performance. The Trustees recalled their discussions with Rational earlier in the meeting regarding the Fund’s performance in connection with the renewal of management agreement between Rational and the Trust. They noted that PVG began serving as sub-advisor to the Fund in January 2017 and that the Fund underperformed its peer group. the Large Value Morningstar category, the S&P 500 Total Return Index and the S&P 500 Value Total Return Index for the one period. The Trustees recalled Rational’s explanation that the defensive strategy of the Fund during the bull market caused the Fund to underperform and then noted Rational’s expectation for improved performance under the current volatile market conditions. They also noted that Rational had informed them that other funds seeking a high dividend yield were also underperforming. The Board concluded that the Dividend Capture Fund’s performance was not unacceptable.

Fees & Expenses. The Trustees noted the sub-advisor receives 50% of the net advisory fee of 0.75% (maximum of 0.375%) of assets invested in the Fund after PVG commenced serving as sub-advisor to the Fund. They acknowledged this was lower than the fees PVG receives for managing other accounts. The Trustees also considered that the sub-advisory fees paid to PVG pursuant to the Sub-Advisory Agreement were paid entirely by Rational. The Trustees concluded that the sub-advisory fee was not unreasonable, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate.

Profitability. The Trustees reviewed the profitability of PVG from sub-advising the Fund and noted that PVG was currently not making a profit from sub-advising the Fund. The Board concluded that PVG’s profitability with respect to the Fund was reasonable.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by PVG from its relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested and received such information from the sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement with PVG on behalf of the Fund was in the best interests of the shareholders of the Fund.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

Consideration and Renewal of Management Agreement between Rational Advisors, Inc. and Mutual Fund and Variable Insurance Trust with respect to the Rational Resolve Adaptive Asset Allocation Fund (the “Resolve Fund”) and the Management Agreement with RDMF Fund Ltd. (the “Subsidiary”)

In connection with a regular meeting held on August 24, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational” or the “Advisor”), with respect to the Resolve Fund (the “Management Agreement”) and the management agreement for the Subsidiary.

Counsel assisted the Trustees in reviewing Rational’s responses to a series of questions regarding, among other things, the investment performance of the Resolve Fund, Rational’s service to the Resolve Fund, comparative fee and expense information, and Rational’s profitability from advising the ReSolve Fund (the “Rational 15c Response”) The Trustees relied upon the advice of counsel and their own business judgment in evaluating and weighting each of the factors to be considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided in the Rational 15c Response for the ReSolve Fund with respect to the renewal of the Management Agreement and the management agreement with the Subsidiary. The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees discussed the background and experience of senior personnel at the Advisor. The Trustees then discussed the nature of Rational’s operations, its financial condition and resources, and the quality of its compliance program. They considered that the Advisor is responsible for monitoring the sub-advisor’s performance, risk management and compliance with legal standards as well as compliance in trading. The Trust’s CCO confirmed that Rational had a compliance program reasonably designed to prevent violations of applicable laws. The Board then discussed the recent addition of a risk manager to Rational’s team, noting that Rational had continued to retain its third-party risk management firm to support the new risk manager. After further discussion and review of the Rational 15c Response, the Trustees concluded that the Advisor will continue to provide an acceptable level of services to the ReSolve Fund.

Performance. The Trustees noted a new sub-advisor was appointed and material changes to the Fund’s investment strategy were implemented on March 1, 2018. The Trustees reviewed the performance of the ReSolve Fund relative to a peer group and its respective Morningstar categories over various periods. The Board noted that, for the one year period, the ReSolve Fund outperformed its peer group and Morningstar Managed Futures category, but lagged the Morningstar Tactical Allocation category and the S&P 500 Total Return Index. A representative of the Advisor reported that the Fund ranked in the top ten percent of the Morningstar Managed Futures category for the year-to-date period. After further discussion, the Trustees found the ReSolve Fund’s improving performance acceptable.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

Fees and Expenses. The Trustees reviewed the advisory fee of the ReSolve Fund compared to its respective peer group and respective Morningstar categories. The Trustees noted the advisory fee of 1.75% was higher than the average for the Managed Futures category and the Tactical Allocation category. They noted, however, that the advisory fee was not the highest in its peer group and noted the ReSolve Fund’s highly specialized strategy. The Board acknowledged that certain of the peer group funds with higher management fees utilized a unified fee structure and may not be appropriate for comparison. In reviewing the overall expense ratio, the Trustees noted it was in line with its peer group average, and above both the Managed Futures category and the Tactical Allocation category averages. The Trustees noted the expense ratio was within the high and low range of its peer group and both the Managed Futures category and Tactical Allocation category. The Board concluded the advisory fee and expenses for the ReSolve Fund were not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided for ReSolve Fund from Rational. The Board concluded that Rational’s profitability with respect to the ReSolve Fund was reasonable, and they would monitor the Advisor’s profitability as assets of the ReSolve Fund grow.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the ReSolve Fund and the Trust.

Economies of Scale. The Trustees considered Rational’s estimates of asset levels where the ReSolve Fund would benefit from economies of scale. The Trustees determined, after further discussion, that economies of scale had not been reached at this time and agreed that the matter of economies of scale would be revisited as assets of the ReSolve Fund materially increase.

Conclusion. No single factor was determinative to the decision of the Trustees. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreements, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the management agreements was in the best interest of the shareholders of the ReSolve Fund and the Subsidiary.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 36 N. New York Avenue, Huntington, NY 11743. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust and TCG Financial Trusts I-X comprise the “Fund Complex”.

Independent Trustees Background

				Number of
		Term of Office		Portfolios in
Name,		and		Fund Complex
Address and	Position with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Served*	During Past 5 Years	Trustee	Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-present); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	55	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006- present); Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010- present); Trustee, M3Sixty Trust (2016-present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 to present).
Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit Committee and Trustee	Since January 2016	Attorney, private practice (2011 to present).	16	Trustee and Chair of the Audit Committee, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Business Control & Risk Management Advisor, Santander Bank (February 2019 to present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	16	Trustee, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2018	ANNUAL REPORT

Officers**

Name, Address,	Position(s) Held	Term and	Principal Occupation(s)
Year of Birth	with Registrant	Length Served*	During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.

*	The term of office of each Trustee is indefinite.

**	Officers do not receive any compensation from the Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-253-0412.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 202-551-8090 for information on the operation of the Public Reference Room.).

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2018: $76,500

Fiscal year ended 2017: $66,500

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2018: $20,000

Fiscal year ended 2017: $17,500

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/8/19

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/8/19